SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) |_| Definitive Proxy Statement
|_|  Definitive  Additional Materials
|_|  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          EUROPEAN MICRO HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:


|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
                                                          ------------------
      (3)   Filing Party:
                          ------------------------------------------------------
      (4)   Date Filed:
                        --------------------------------------------------------

                          EUROPEAN MICRO HOLDINGS, INC.
                        6073 N.W. 167TH STREET, UNIT C-25
                              MIAMI, FLORIDA 33015





Dear Stockholder:

         You are cordially invited to attend the 2000 Annual Meeting of Stockholders of European Micro Holdings, Inc. The annual meeting will be held on Monday, October 23, 2000, at 2:00 p.m., local time, at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131.

         Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

         We hope to see you at the meeting.

                                           Sincerely,



                                           John B. Gallagher,
                                           Co-Chairman and Co-President




October 12, 2000

                          EUROPEAN MICRO HOLDINGS, INC.
                        6073 N.W. 167TH STREET, UNIT C-25
                              MIAMI, FLORIDA 33015

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 23, 2000



         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "ANNUAL MEETING") of European Micro Holdings, Inc. (the "COMPANY") will be held on Monday, October 23, 2000, at 2:00 p.m., local time, at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131, for the following purposes, as more fully described in the attached Proxy Statement:

         1. To elect two Class III directors, each for a term of three years;

         2. To approve the issuance of shares of the Company's common stock pursuant to an Equity Line of Credit Agreement (the "EQUITY LINE OF CREDIT") dated as of August 24, 2000, between the Company and Spinneret Financial System, Ltd., as well as the issuance of shares of the Company's common stock pursuant to the exercise of warrants issued in connection with the Equity Line of Credit; and

         3. To consider any other matters that may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on September 22, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder during ordinary business hours for a period of ten days prior to the Annual Meeting at the executive offices of the Company, 6073 N.W. 167th Street, Unit C-25, Miami, Florida 33015.

                                    IMPORTANT

         You are cordially invited to attend the Annual Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Annual Meeting and vote your shares in person, you may revoke your proxy at that time.

                                        By Order of the Board of Directors,



                                        John B. Gallagher,
                                        Co-Chairman and Co-President


October 12, 2000

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

ABOUT THE MEETING.............................................................1

    WHAT IS THE PURPOSE OF THE ANNUAL MEETING?................................1

    WHO IS ENTITLED TO VOTE?..................................................1

    WHO CAN ATTEND THE MEETING?...............................................1

    WHAT CONSTITUTES A QUORUM?................................................1

    HOW DO I VOTE?............................................................2

    WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?...................2

    CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?........................2

    WHAT ARE THE BOARD'S RECOMMENDATIONS?.....................................2

    WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?...............................2

STOCK OWNERSHIP...............................................................3

    BENEFICIAL OWNERS.........................................................3

    DIRECTORS AND EXECUTIVE OFFICERS .........................................3

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...................3

PROPOSAL 1 - ELECTION OF DIRECTORS............................................4

    Directors Standing for Election ..........................................4

    Directors Continuing in Office............................................5

    Meetings..................................................................5

    Committees................................................................6

    Compensation of Directors.................................................6

    Executive Officers........................................................7

    Executive Compensation....................................................8

         Option Grants in Fiscal 2000.........................................9

         Option Exercises and Values for Fiscal 2000..........................9

         Employment Agreements................................................9

         Report of Compensation Committee on Executive Compensation..........10

         Report of Stock Option Committee on Executive Compensation..........11

         Compensation Committee Interlocks and Insider Participation.........12

    Comparative Stock Performance............................................12

    Certain Transactions and Relationships with the Company..................12

    Changes in Control.......................................................14

    Stockholders Agreement...................................................14

PROPOSAL 2 - ISSUANCE OF COMMON STOCK........................................15

    Equity Line of Credit....................................................15

    Description of Capital Stock.............................................19

OTHER MATTERS................................................................22

INDEPENDENT ACCOUNTANTS......................................................22

ADDITIONAL INFORMATION.......................................................22

APPENDIX "A"................................................................A-1

APPENDIX "B"................................................................B-1

APPENDIX "C"................................................................C-1

APPENDIX "D"................................................................D-1

APPENDIX "E"................................................................E-1

APPENDIX "F"................................................................F-1

                          EUROPEAN MICRO HOLDINGS, INC.
                        6073 N.W. 167TH STREET, UNIT C-25
                              MIAMI, FLORIDA 33015

                              ---------------------

                                 PROXY STATEMENT
                                OCTOBER 12, 2000

                            -------------------------



         This proxy statement contains information related to the annual meeting of stockholders of European Micro Holdings, Inc. to be held on Monday, October 23, 2000, at 2:00 p.m., local time, at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131, and at any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the Company's annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and the issuance of common stock and warrants. In addition, the Company's management will report on the performance of the Company during fiscal 2000 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

         Only stockholders of record on the close of business on the record date, September 22, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

         All stockholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 1:30 p.m., and seating will begin at 1:45 p.m. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

         Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 4,933,900 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

         If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

         If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

         o FOR the election of the  nominated  slate of directors  (see page 4);
           and

         o FOR the issuance of shares of common stock, as well as warrants to purchase shares of common stock issued pursuant to the Equity Line of Credit (see page 15).

         With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

         ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the two nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of either director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quoorum.

         ISSUANCE OF SHARES AND OTHER ITEMS. For the issuance of shares and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

         If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

BENEFICIAL OWNERS

         The following table shows persons (other than directors and executive officers) who owned beneficially more than five percent of the Company's common stock as of September 25, 2000.

                                                                          SHARES BENEFICIALLY          PERCENT
         NAME AND ADDRESS                                                        OWNED                OF CLASS

         Stuart S. Southard and Robert H. True, Trustees of the 1997               390,804                7.9%
         Henry Daniel Shields Irrevocable Educational Trust
         614 Fourth Avenue
         Nashville, Tennessee 37210

DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows the amount of common stock of the Company beneficially owned by the Company's directors, the executive officers named in the Summary Compensation Table below and by all directors and executive officers as a group as of September 25, 2000. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power. As of September 25, 2000, the Company had 4,933,900 shares of common stock outstanding.

                                                    SHARES BENEFICIALLY   ACQUIRABLE WITHIN 60        PERCENT OF
         NAME AND ADDRESS                                  OWNED                 DAYS(1)                CLASS

         John B. Gallagher                                 1,900,000                     --              38.5%
         Harry D. Shields                                  1,577,696                     --              32.0%
         Jay Nash                                                 --                  1,250                  *
         Frank Cruz                                               --                  1,250                  *
         Laurence Gilbert                                         --                  5,000                  *
         Kyle Saxon                                            2,700                 16,250                  *
         Barrett Sutton                                           --                 16,250                  *
         All officers and directors as a group             3,480,396                 40,000              70.8%

-----------------------

* Indicates that the ownership percent is less than one percent (1%).

(1) Reflects the number of shares that could be purchased by exercise of options available at September 25, 2000 or within 60 days thereafter under the Company's 1998 Stock Incentive Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Except as noted below, based upon a review of filings with the Securities and Exchange Commission, the Company believes that all of the Company's directors and executive officers complied during Fiscal 2000 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934. Pursuant to the 1998 Stock Incentive Plan, non-employee directors receive options to purchase 5,000 shares of common stock on each anniversary of their election to the Board. Messrs. Sutton and Saxon, non-employee directors, received option agreements evidencing these options on May 1, 2000 and filed a Statement of Changes in Beneficial Ownership on Form 4 on May 2, 2000 and May 3, 2000, respectively. Messrs. Sutton and Saxon were entitled to such options on February 13, 2000 and January 13, 2000, respectively. As such, Messrs. Sutton and Saxon may have been required to file a Statement of Changes in Beneficial Ownership on Form 4 by March 10, 2000 and February 10, 2000, respectively. In addition, Mr. Saxon purchased a total of 1,700 shares of common stock between December 23, 1999 and April 28, 2000. A Statement of Changes in Beneficial Ownership on Form 4 was filed but not timely.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

                         DIRECTORS STANDING FOR ELECTION

         The Board of Directors of the Company consists of six seats, divided into three classes of two members each. The terms of office of the three classes of directors (Class I, Class II and Class III) end in successive years. The term of the Class III directors expire this year and their successors are to be elected at the Annual Meeting for a three-year term expiring in 2003. The terms of the Class I and Class II directors do not expire until 2001 and 2002, respectively. There is one vacancy in Class I. Pursuant to the Company's bylaws, a majority of the remaining five members of the Board may appoint a successor to fill the Class I vacancy. Stockholders will not have an opportunity to vote on a successor for the Class I vacancy until the 2001 annual meeting. Proxies may not be voted for more than two nominees.

         The Board of Directors has nominated John B. Gallagher and Harry D. Shields for election as Class III directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE CLASS III NOMINEES.

                         CLASS III DIRECTORS--PRESENT TERM EXPIRES IN 2000

         JOHN B. GALLAGHER                  Mr.  Gallagher  is  co-founder  of   the   Company  and
              Age 45                        European  Micro  Plc,  a   wholly-owned  subsidiary  of
                                            the Company. He has served as Co-Chairman, Co-President
                                            and  Director  of the  Company  since it was  formed in
                                            December  1997.  Mr.   Gallagher  has  also  served  as
                                            Co-Chairman and Director of European Micro Plc since it
                                            was  formed  in  1991  and  as  President,   Secretary,
                                            Treasurer  and  Director  of  American  Micro  Computer
                                            Center,  Inc.,  a  computer  distributor,  since  1999.
                                            Between  1989  and  1999,  Mr.   Gallagher   served  as
                                            President of American  Surgical Supply Corp. of Florida
                                            d/b/a  American  Micro  Computer  Center  until  it was
                                            acquired by the Company in 1999 and changed its name to
                                            American Micro Computer Center,  Inc. He was a Director
                                            and   President  of  Ameritech   Exports,   a  computer
                                            distributor,  from  1992 to 1997.  Mr.  Gallagher  is a
                                            non-practicing  attorney  with a Bachelor of Arts and a
                                            Juris Doctorate from the University of Florida.

         HARRY D. SHIELDS                   Mr. Shields is co-founder of  the Company  and European
              Age 50                        Micro   Plc,   a   wholly-owned  subsidiary    of   the
                                            Company. He has served as Co-Chairman, Co-President and
                                            Director of the Company since it was formed in December
                                            1997. Mr.  Shields has also served as  Co-Chairman  and
                                            Director of  European  Micro Plc since it was formed in
                                            1991.  Mr.  Shields  has  been  Vice  President  and  a
                                            Director of American Micro Computer Center,  Inc. since
                                            1999. He has served as President of Technology Express,
                                            a computer distributor,  since 1986, and was a Director
                                            of Ameritech Exports, a computer distributor, from 1992
                                            to 1997. Mr. Shields has a Bachelor of Arts from DePaul
                                            University and a Masters of Science from the University
                                            of Tennessee.



                                                 4

                                  DIRECTORS CONTINUING IN OFFICE

                  CONTINUING CLASS I DIRECTOR--NOMINEE FOR TERM TO EXPIRE IN 2001
         LAURENCE GILBERT                   Mr.  Gilbert has  been a Director of the Company  since
              Age 55                        January   1998.  He  has  been  Managing   Director  of
                                            European  Micro Plc, a  wholly-owned  subsidiary of the
                                            Company, since 1996. He was Finance Director to a group
                                            (the  "GROUP")  of related  companies  called the Micro
                                            Computer Center  Group(1)  from 1995 to 1996. He served
                                            as  a  management  consultant  from  1994  to  1995 and
                                            Managing  Director of Gilbert Lawton Ltd., a management
                                            consulting  firm,  from 1991 to 1994.  Mr. Gilbert is a
                                            Chartered Accountant.

                    CONTINUING CLASS II DIRECTORS--PRESENT TERM EXPIRES IN 2002

         KYLE R. SAXON                      Mr. Saxon  has  been  a  Director of the Company  since
            Age 49                          January  1998.  He  has  also   been   a   Director  of
                                            European  Micro Plc, a  wholly-owned  subsidiary of the
                                            Company,  since March 1998.  He has been a  shareholder
                                            and vice  president  with the law firm of Catlin  Saxon
                                            Tuttle Evans Fink & Kolski,  P.A. since 1988. Mr. Saxon
                                            has a Bachelor  of Science in  Business  Administration
                                            and a Juris Doctorate from the University of Florida.

         BARRETT SUTTON                     Mr.  Sutton has  been  a Director of the Company  since
             Age 49                         February  1998.  He   has  also  been  a   Director  of
                                            European  Micro Plc, a  wholly-owned  subsidiary of the
                                            Company,  since March 1998.  Mr.  Sutton is currently a
                                            member  of the law firm of  Waller,  Lansden,  Dortch &
                                            Davis PLLC. From January 1, 1998 to August 31, 2000, he
                                            has  been a  partner  at the law  firm  of Tuke  Yopp &
                                            Sweeney,  Plc.  Prior  to  that  he  was  an  attorney,
                                            Executive   Vice-President   and  General  Counsel  for
                                            General Capital  Corporation and Gen Cap America,  Inc.
                                            since 1995.  He practiced  law with the firm of White &
                                            Reasor from 1981 to 1994.  Mr. Sutton has a Bachelor of
                                            Arts from  Vanderbilt  University and a Juris Doctorate
                                            from the University of Virginia.

--------------------------

(1) The Group was  comprised  of  European  Micro  Plc,  Technology  Express,  Inc.  in  Nashville,
Tennessee,  American Micro Computer  Center and,  until August 1, 1997,  Ameritech  Exports Inc. in
Miami, Florida and Ameritech Argentina S.A. in Buenos Aires,  Argentina.  Harry D. Shields owns all of the  outstanding  capital stock of Technology  Express,  Inc. and,  until August 1, 1997, had an ownership interest in Ameritech Exports Inc. and Ameritech  Argentina S.A. John B. Gallagher had an
ownership  interest in American  Micro  Computer  Center  until July 1, 1999,  at which time it was merged with and into a  wholly-owned  subsidiary  of the  Company.  See "Certain  Transactions  and
Relationships  with the Company." Until August 1, 1997, Mr. Gallagher had an ownership  interest in
Ameritech Exports, Inc. and Ameritech Argentina S.A.



MEETINGS

         During the Company's fiscal year ended June 30, 2000 ("FISCAL 2000"), the Board of Directors met on six occasions. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

COMMITTEES

         The Board has standing Compensation, Stock Option, Audit, and Acquisition Committees. The Board does not have a nominating committee, such function being reserved to the full Board of Directors. Committee memberships are as follows:

COMPENSATION COMMITTEE             STOCK OPTION COMMITTEE       AUDIT COMMITTEE              ACQUISITION COMMITTEE
----------------------             ----------------------       ---------------              ---------------------

John B. Gallagher (Chairman)       Kyle Saxon (Chairman)        Kyle Saxon (Chairman)        Kyle Saxon (Chairman)
Harry D. Shields                   Barrett Sutton               Barrett Sutton               Barrett Sutton
Barrett Sutton                                                  Laurence Gilbert
Kyle Saxon

         COMPENSATION COMMITTEE. The Compensation Committee is charged with reviewing and making recommendations concerning the Company's general compensation strategy, establishing salaries for officers, reviewing employee benefit plans (other than the benefit plans reserved for the Stock Option Committee as described below) and approving certain employment contracts. The Compensation Committee met on one occasion during Fiscal 2000.

         STOCK OPTION COMMITTEE. The Stock Option Committee reviews, approves, recommends and administers the Company's 1998 Stock Incentive Plan and 1998 Employee Stock Purchase Plan. The Stock Option Committee met on two occasions during Fiscal 2000.

         AUDIT COMMITTEE. The Audit Committee's functions are to recommend the appointment of independent accountants, review the arrangements for and scope of the audit by independent accountants, consider the adequacy of the system of internal accounting controls, and discuss with management and the independent accountants the Company's draft annual financial statements and key accounting and reporting matters. The Audit Committee met on three occasions during Fiscal 2000.

         ACQUISITION COMMITTEE. The Acquisition Committee was formed on February 2, 1999 to evaluate and determine whether the Company should acquire American Surgical Supply Corp. of Florida d/b/a American Micro Computer Center and, if so, on what terms. The acquisition was completed on July 1, 1999. The Acquisition Committee remains in effect to carryout certain obligations in connection with this acquisition. The Acquisition Committee met on one occasion during Fiscal 2000.

COMPENSATION OF DIRECTORS

         BASE COMPENSATION. Non-employee directors receive $1,000 for attendance at Board of Directors and Committee (other than Acquisition Committee) meetings whether in person or by telephone and are reimbursed for all out-of-pocket expenses incurred in attending such meetings. Directors who are also employees of the Company receive no additional compensation for service as directors. Acquisition Committee members receive $150 per hour for their services on that committee.

         OPTIONS. Each non-employee director receives an automatic grant of options to purchase 5,000 shares of common stock for each year of service on the Board. In addition, each non-employee director receives options to purchase 10,000 shares of common stock upon his or her initial election to the Board. All options granted have an exercise price equal to the fair market value on the date of grant, vest after one year of service on the Board and have a ten-year term. In Fiscal 2000, the options to purchase 5,000 shares of common stock granted to each of Messrs. Sutton and Saxon had exercise prices of $9.25 and $9.00 per share, respectively.

         In addition to the options described above, on August 21, 2000, the Board granted options to three Board members. Messrs. Gilbert, Sutton and Saxon received options to purchase 20,000, 5,000 and 5,000 shares of common stock, respectively. These options have an exercise price of $7.0625 per share, have a ten-year life and vest 25% immediately and 25% every six months thereafter.

                               EXECUTIVE OFFICERS

         In addition to John B. Gallagher, Harry D. Shields, and Laurence Gilbert, who are listed above, the following individuals are executive officers of the Company:

                   JAY NASH                 Mr. Nash has been Chief  Financial Officer, Controller,
                    Age 38                  Secretary  and  Treasurer of the Company  since January
                                            1998.  He  has  also  been  Assistant  Secretary  and a
                                            Director of American Micro Computer Center,  Inc. since
                                            1999.  He has served as Vice  President  of  Technology
                                            Express,  Inc., a computer distributor,  since 1992 and
                                            was an accountant  with Jacques  Miller,  an accounting
                                            firm,  from  1986 to 1992 and KPMG LLP,  an  accounting
                                            firm, from 1983 to 1986. Mr. Nash is a Certified Public
                                            Accountant  with a Bachelor  of  Science in  Accounting
                                            from the University of Tennessee.

                  FRANK CRUZ                Mr. Cruz  has  been  Chief  Operating  Officer  of  the
                    Age 35                  Company  since  November  1998  and has  served  in the
                                            operations  of the Company  since  October 1997. He has
                                            also been a Director of American Micro Computer Center,
                                            Inc.  since 1999.  From 1996 to  present,  Mr. Cruz has
                                            been  involved  in the  operations  of  American  Micro
                                            Computer Center, a computer distributor,  and from 1994
                                            to 1996 he was International  Sales Manager of American
                                            Micro Computer Center.  From 1996 to 1997, Mr. Cruz was
                                            General  Manager  of  AmeriTech   Exports,  a  computer
                                            distributor,  and  from  1988 to  1994 he was  Regional
                                            Sales  Manager  of  Promark  Distributors,  a  computer
                                            distributor.

                                       EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth compensation information for the three fiscal years ended June 30, 2000 for the Company's Chief Executive Officers, the two other executive officers of the Company and two most highly compensated executive officers of European Micro Plc for Fiscal 2000.


                                                         ANNUAL COMPENSATION                 LONG-TERM
                                                                                            COMPENSATION
                                                                                            ------------
                                                                           OTHER ANNUAL     NO. OF STOCK
  NAME AND PRINCIPAL POSITION(S)     FISCAL                                COMPENSATION        OPTIONS         ALL OTHER
  ------------------------------      YEAR       SALARY         BONUS           (1)          GRANTED (2)     COMPENSATION
                                      ----       ------         -----           ---          -----------     ------------

John B. Gallagher                     2000     $370,667(3)           $0            $0                 0               $0
Co-Chairman and Co-President          1999         225,000      100,000             0                 0                0
                                      1998          87,500            0             0                 0                0

Harry D. Shields                      2000        $266,667           $0            $0                 0               $0
Co-Chairman and Co-President          1999         225,000      100,000             0                 0                0
                                      1998          87,500            0             0                 0                0

Jay Nash                              2000         $54,167       $5,000            $0                 0               $0
Chief Financial Officer,              1999          50,000        5,000             0                 0                0
Controller, Secretary and
Secretary and Treasurer               1998          16,666            0             0            10,000                0

Frank Cruz                            2000     $100,310(3)      $15,000            $0                 0               $0
Chief Operating Officer               1999          45,000       10,000        28,030                 0                0
                                      1998           3,750            0             0            10,000                0

Laurence Gilbert                      2000         $95,592     $159,650       $21,374                 0               $0
Managing Director (4)                 1999          98,154      178,136        20,450                 0                0
                                      1998         100,293      561,358        16,351            25,000                0

Bernadette Spofforth                  2000         $95,592     $208,383       $23,858                 0               $0
Director of Sales (5)                 1999          49,077      322,987        23,329                 0                0
                                      1998          59,716      832,017        18,475            50,000                0

-----------------------

(1) This consists  primarily of employee  benefits,  including the use of a company owned car,  pension plan and medical insurance.

(2) Options to purchase  shares of common stock granted  pursuant to the 1998 Incentive  Plan.  Messrs.  Nash,  Cruz and
Gilbert were granted options to purchase shares of the Company's  common stock on August 21, 2000,  after the end of the
Company's 2000 fiscal year. Accordingly, these options are excluded from the table. See "Option Grants in Fiscal 2000."

(3) Mr.  Gallagher's  salary  includes an annual  salary of $104,000 paid by American  Micro  Computer  Center,  Inc., a wholly-owned  subsidiary of the Company,  in Fiscal 2000. Mr. Cruz' salary also includes  $29,093 paid by American Micro
Computer Center, Inc.

(4) Mr. Gilbert is the Managing Director of European Micro Plc.

(5) Ms.  Spofforth  was the Director of Sales of European  Micro Plc until June 25, 2000.  She is no longer  employed by
European Micro Plc.

OPTION GRANTS IN FISCAL 2000

         During Fiscal 2000, the Company did not grant options to any of the named executive officers. On August 21, 2000, after the end of the Company's 2000 fiscal year end, Messrs. Nash, Cruz and Gilbert received options to purchase 5,000, 5,000 and 20,000 shares, respectively, at an exercise price of $7.0625 per share. These options vest 25% on August 21, 2000, 25% on February 21, 2001, 25% on August 21, 2001 and 25% on February 21, 2002. These options have a ten-year term.

OPTION EXERCISES AND VALUES FOR FISCAL 2000

         The following table sets forth information with respect to option exercises during Fiscal 2000 by each of the named executive officers who hold options and the status of their options at June 30, 2000.

                                                             NO. OF UNEXERCISED             VALUE OF UNEXERCISED
                                                          OPTIONS AT JUNE 30, 2000      IN-THE-MONEY OPTIONS AT JUNE 30, 2000

                            SHARES ACQUIRED   VALUE
      NAME                  ON EXERCISE (#)   REALIZED   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE(1)

Jay Nash                          -0-            -0-         -0-          10,000            -0-             $0

Frank Cruz                        -0-            -0-         -0-          10,000            -0-              0

Laurence Gilbert                  -0-            -0-         -0-          25,000            -0-              0
----------------
(1)  None of the options were in-the-money as of June 30, 2000.

EMPLOYMENT AGREEMENTS

         EMPLOYMENT AGREEMENTS WITH THE CHIEF EXECUTIVE OFFICERS. The Company has entered into five-year employment agreements with each of Messrs. Gallagher and Shields. Pursuant to the agreements, each executive is employed as Co-Chairman and Co-President of the Company. These agreements were effective as of January 1, 1998, and each provided for initial annual base salaries of $175,000, plus annual cost of living adjustments and other increases to be determined at any time or from time to time by the Board of Directors or any committee thereof. On January 31, 1999, the annual base salaries for each of Messrs. Gallagher and Shields were increased to $275,000. Effective May 1, 2000, Messrs. Gallagher and Shields voluntarily decreased their annual base salaries from $275,000 to $225,000. In addition, each executive is entitled to annual incentive bonus compensation in an amount to be determined by the Board of Directors or a committee thereof.

         Each agreement further provides that each of Messrs. Gallagher and Shields will devote a significant amount of his working time and efforts to the business and affairs of the Company (which means no less than 50% of his working time), Each of Messrs. Gallagher and Shields may devote a reasonable amount of time and effort to other business affairs disclosed to the Board.

         The agreements also provide that upon termination of employment without "cause" or termination by the executive for "good reason" (which includes a change of control of the Company), the executive is entitled to receive, in addition to all accrued or earned but unpaid salary, bonus or benefits, an amount equal to three times the compensation such executive would be entitled to receive in the then current fiscal year, including base salary and incentive bonus compensation. For the purposes of the employment agreements, the amount of incentive bonus compensation each executive would be entitled to receive in the then current fiscal year is equal to the largest amount accrued for any of the two most recently completed fiscal years. In addition, the Company will pay certain relocation expenses incurred by the executive with respect to a change of principal residence and will indemnify the executive for any loss sustained in the sale of his principal residence. The agreements also provide that the executive will not compete with the Company during his employment (except for activities disclosed to the Board of Directors) and for two years thereafter unless the Company terminates the executive without "cause" or the executive terminates his employment for "good reason."

         In addition, the agreements grant each of Messrs. Gallagher and Shields demand and piggy-back registration rights with respect to the shares of common stock held by each. Each executive may individually require the Company to file a registration statement with respect to these shares on an annual basis. Moreover, each executive may include these shares in certain other offerings by the Company.

         On July 1, 1999, Mr. Gallagher entered into a two-year employment agreement with American Micro Computer Center, Inc., a wholly-owned subsidiary of the Company ("AMERICAN MICRO"). American Micro was formed to acquire American Surgical Supply Corp. of Florida d/b/a American Micro Computer Center, an entity in which Mr. Gallagher served as President, a Director and a fifty-percent shareholder. Pursuant to this agreement, Mr. Gallagher is employed as President of American Micro. This agreement provides for an annual base salary of $104,000, which is in addition to the annual base salary paid by the Company. Except with respect to his duties to the Company, Mr. Gallagher must devote substantially all of his business time to the business affairs of American Micro.

         EMPLOYMENT AGREEMENTS WITH OTHER NAMED EXECUTIVE OFFICERS. European Micro Plc has entered into an employment agreement with Mr. Laurence Gilbert. Pursuant to the agreement, Mr. Gilbert is employed as Managing Director of European Micro Plc. Mr. Gilbert's agreement was effective January 1, 1998, will continue until terminated by either party delivering not less than six months' written notice to the other party and provides for an annual base salary of(pound)60,000 (approximately $96,000 assuming an exchange rate of $1.60 to (pound)1.00) plus a bonus based on the level of net profit earned by European Micro Plc. The minimum bonus is(pound)30,000 (approximately $48,000 assuming an exchange rate of $1.60 to(pound)1.00). Mr. Gilbert is also entitled to the use of a vehicle owned by European Micro Plc under the terms of his employment agreement.

         Neither Jay Nash nor Frank Cruz have entered into employment agreements with the Company. Messrs. Nash and Cruz are employed by the Company on a part-time basis. Mr. Nash is also employed by Technology Express, Inc., an entity in which Mr. Shields is the President and sole shareholder. Mr. Cruz is also employed by American Micro, a wholly-owned subsidiary of the Company formed to acquire AMCC, and, prior to that, he was employed by American Surgical Supply Corp. of Florida d/b/a American Micro Computer Center, an entity in which Mr. Gallagher was the President and a fifty percent shareholder until it was acquired by the Company on July 1, 1999.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         COMPENSATION POLICY. The Compensation Committee is responsible for making recommendations to the Board of Directors concerning the compensation arrangements for the Company's officers. The Company's compensation policy is designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified officers. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries with bonuses based on corporate performance and on the achievement of internal strategic objectives. In addition, this policy is coordinated with stock options awards through the Company's 1998 Stock Incentive Plan, which is administered by the Company's Stock Option Committee. The Compensation Committee believes that cash compensation in the form of salary and bonuses provides the Company's officers with short-term rewards for success in operations. Long-term compensation comes in the form of stock options awards and other stock incentives which encourages stock ownership in management.

         BASE SALARY. Base salaries and adjustments of base salaries for officers will be determined based on the Compensation Committee's assessment of each individual's experience level, the scope and complexity of the position held and the Company's knowledge of salaries being paid for similar positions in the marketplace.

         BONUS COMPENSATION. In addition to paying a base salary, the Company may provide for incentive compensation as a component of overall compensation. Incentive compensation is tied to an individual's contribution to the Company, as well as the Company's overall performance. Mr. Gilbert's bonus compensation was fixed pursuant to his employment agreement and is based on achieving certain operating goals, including the level of gross profit earned by European Micro Plc during each calendar quarter.

         COMPENSATION OF CHIEF EXECUTIVE OFFICERS. In 1998, the Company's Board approved five-year employment agreements for Messrs. Gallagher and Shields. The compensation arrangements were determined based on their performance and contributions, their experience and the compensation arrangements of officers in similar positions in the marketplace. In Fiscal 2000, the Company did not pay discretionary bonuses to either Mr. Gallagher or Mr. Shields. Effective May 1, 2000, Messrs. Gallagher and Shields voluntarily decreased their annual base salaries from $275,000 to $225,000. Messrs. Gallagher and Shields do not participate in the decisions regarding their own compensation. During Fiscal 2000, Mr. Gallagher entered into a two-year employment agreement with American Micro, a wholly-owned subsidiary of the Company. This compensation arrangement was approved by the entire Board of Directors in connection with the acquisition of American Surgical Supply Corp. of Florda d/b/a American Micro Computer Center. See "Certain Transactions and Relationships with the Company."

                             COMPENSATION COMMITTEE

                                John B. Gallagher
                                  Kyle R. Saxon
                                Harry D. Shields
                                 Barrett Sutton

REPORT OF STOCK OPTION COMMITTEE ON EXECUTIVE COMPENSATION

         STOCK OPTION POLICY. The Stock Option Committee is responsible for making recommendations to the Company's Board concerning the administration of the 1998 Stock Incentive Plan and the 1998 Employee Stock Purchase Plan. In addition, the Stock Option Committee is responsible for making recommendations regarding awards of stock options or other benefits under these plans. The
Company's stock option policy is designed to provide long-term incentives by encouraging stock ownership in management. The Stock Option Committee believes that the award of stock options provides an incentive to the recipients to enhance shareholder value which in turn benefits the stockholders. Stock options and other equity based awards are granted under the 1998 Stock Incentive Plan by the non-employee members of the Company's Board. Key employees, non-employee directors and consultants of the Company and its subsidiaries are eligible to participate in these plans. No member of the Stock Option Committee is a former or current officer or employee of the Company or any of its subsidiaries.

         STOCK OPTION AWARDS. In Fiscal 2000, the Stock Option Committee awarded stock options at the fair market value of the shares of common stock of the Company on the date of the grant. In determining the number of stock options awarded in Fiscal 2000, the Stock Option Committee took into account each recipient's performance and contribution to the Company's operations.

         STOCK OPTION AWARDS TO CHIEF EXECUTIVE OFFICERS. In Fiscal 2000, the Stock Option Committee did not award any stock options to Messrs. Gallagher and Shields. Future awards of stock options will be determined based on their performance and contributions to the Company's operations, their experience and the compensation arrangements of officers in similar positions in the marketplace.

                             STOCK OPTION COMMITTEE

                                  Kyle R. Saxon
                                 Barrett Sutton

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During Fiscal 2000, the Company's Compensation Committee was comprised of John B. Gallagher, Harry D. Shields, Barrett Sutton and Kyle R. Saxon. Each of Messrs. Gallagher and Shields is a Co-Chairman, Co-President and Director of the Company and Co-Chairman of each of the subsidiaries. In addition, Technology Express, Inc., an entity controlled by Mr. Shields, has purchased and sold products to and from the Company. All of these transactions are described in the Section entitled "Certain Transactions and Relationships with the Company." The Compensation Committee is responsible for making recommendations to the Board of Directors regarding compensation arrangements for the Company's officers.

                          COMPARATIVE STOCK PERFORMANCE

         The following graph compares the performance of the Company's common stock against the Nasdaq Stock Market (U.S.) Index and a peer group for the period commencing with the consummation of the Company's initial public offering on June 12, 1998 and ending June 30, 2000. The peer group consists of Ingram Micro, Inc., Tech Data Corporation and Liuski International Inc. Historically, the Company's peer group included CHS Electronics, Inc., a company that is the subject of a liquidating plan of reorganization. As a result, the Company has removed CHS Electronics, Inc. The peer group information set forth below excludes CHS Electronics, Inc. for each period specified.

         The graph assumes that $100 was invested on June 12, 1998, and that dividends were reinvested.

                                    COMPARISON OF CUMULATIVE TOTAL RETURN
                                    AMONG EUROPEAN MICRO HOLDINGS, INC.,
                            THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP

                                                       JUNE 12,                      JUNE 30,
                                                         1998           1998          1999            2000
                                                         ----           ----          ----            ----

           European Micro Holdings, Inc.                  100          102.50         70.00         65.00
           Peer Group                                     100          110.21         72.27         62.23
           Nasdaq Stock Market (U.S.) Index               100          108.98        156.93         231.81

             CERTAIN TRANSACTIONS AND RELATIONSHIPS WITH THE COMPANY

         On February 2, 1999, the Company's Board formed an Acquisition Committee consisting solely of independent directors to evaluate and determine whether the Company should acquire American Surgical Supply Corp. of Florida d/b/a American Micro Computer Center ("AMCC") and, if so, on what terms. The members of the committee are Kyle R. Saxon and Barrett Sutton. The committee members were compensated at $150 per hour each for their service on the committee. John B. Gallagher, who is a significant shareholder, Co-Chairman and Co-President of the Company, was the President and a Director of AMCC and owned fifty percent of its outstanding capital stock. Frank Cruz, who is the Chief Operating Officer of the Company, has been an employee of AMCC since 1994. He is currently an employee of American Micro, the newly-formed, wholly-owned subsidiary of the Company formed to acquire AMCC. The remaining fifty percent of AMCC's outstanding capital stock was owned by Mr. Gallagher's father. The committee's charter authorized it to take any action it deemed necessary to properly evaluate and determine whether the Company should acquire AMCC, including hiring independent advisors and ensuring that any such transaction was fair to the Company and its stockholders from a financial point of view. The committee hired independent legal counsel and an independent financial advisor to render a fairness opinion. On July 1, 1999, the Company acquired AMCC.

         The transaction was structured as a merger of AMCC with and into American Micro, a newly-formed, wholly-owned subsidiary of the Company. According to the merger agreement, the purchase price for AMCC was equal to $1,130,660, plus an earn-out amount payable in cash or shares of the Company's common stock (at the Company's discretion) equal to two times the after-tax earnings of American Micro in calendar year 1999 and two times the after-tax earnings of American Micro in calendar year 2000. In addition, the Company assumed all outstanding indebtedness of AMCC, including a shareholder loan in the approximate amount of $289,000. This loan is owed to the father of John B. Gallagher, Co-Chairman of the Company. If the Company elects to pay any portion of the purchase price in shares of the Company's common stock, then AMCC's shareholders have fifteen days to make arrangements to sell such shares over the next forty trading days. If the sale of such shares results in net proceeds of less than the purchase price, then the Company will pay the difference in cash to AMCC's shareholders. The earn-out amount paid for calendar 1999 was approximately $603,205.

         During Fiscal 2000, the Company and its subsidiaries has acted as a supplier for, and purchaser from, Technology Express, Inc. Harry D. Shields, who is the Co-Chairman, Co-President, director and a significant stockholder (owning approximately 32.0% of the outstanding shares of common stock) of the Company, is President of Technology Express, and owns all of the outstanding capital stock of that company. In addition, Jay Nash, who is Chief Financial Officer, Controller, Secretary and Treasurer of the Company, has been an officer of Technology Express since 1992. Sales between the Company and its subsidiaries and Technology Express are typically priced at one percent above cost, although exceptions are sometimes made in times of short supply and other circumstances. This mark-up has enabled the Company to buy and sell product quickly and efficiently in order to take advantage of bulk purchases, logistics and financing that may not otherwise be available to the Company. Related party purchases and sales during Fiscal 2000 are as follows:

                                ($ IN THOUSANDS)

                                                                     FISCAL 2000

         Sales to Technology Express                                     $2,369
         Purchases from Technology Express                                3,986
         Accounts Receivable from Technology Express(1)                       0
         Accounts Payable to Technology Express(2)                           11

--------------------------
(1) The largest aggregate amount of indebtedness owed from Technology Express to the Company between July 1, 1999 and June 30, 2000 was approximately $736,000. These amounts represent receivables incurred in the ordinary course of business for sales of product by the Company to the related parties.

(2) The largest aggregate amount of indebtedness owed by the Company to Technology Express between July 1, 1999 and June 30, 2000 was approximately $895,000. These amounts represent payables incurred in the ordinary course of business of business for sales of product by the related parties to the Company.

                               CHANGES IN CONTROL

         On October 28, 1999, European Micro Holdings, Inc. obtained a $1.5 million term loan and Nor-Easter and American Micro obtained two $1.5 million revolving lines of credit from SouthTrust Bank. As partial security for these loans, each of Messrs. Gallagher and Shields pledged 179,105 shares of the Company's common stock to SouthTrust Bank. If the market value of these pledged shares is less than $3.0 million, then Messrs. Gallagher and Shields are obligated to pledge additional shares of the Company's common stock so that the market value of all pledged shares is at least $3.0 million. In the event of default, SouthTrust Bank may foreclose on all or a portion of the pledged securities. Such an event may cause a change of control in the Company because Messrs. Gallagher and Shields together own approximately 70.8% of the Company's outstanding shares of common stock.

         As of June 30, 2000, the Company was not in compliance with certain financial covenants contained in these lines of credit. The Company is in discussions regarding this non-compliance. The Company's failure to remedy such non-compliance may result in an event of default under the lines of credit.

                             STOCKHOLDERS AGREEMENT

         Pursuant to a stockholders agreement, each of Messrs. Gallagher and Shields have agreed to vote his shares in concert on all matters submitted to a vote of stockholders of the Company, including the election of all directors. In the event that either Messrs. Gallagher or Shields cannot agree to vote his shares in concert with the other, neither shall vote his shares. It is expected that Messrs. Gallagher and Shields will vote their shares for the two proposals set forth in this proxy statement. Together, Messrs. Gallagher and Shields have enough votes to approve these two proposals.

         The stockholders agreement also provides that each of Thomas H. Minkoff, Trustee of the Gallagher Family Trust, and Stuart S. Southard and Robert H. True, Trustees of the 1997 Henry Daniel Shields Irrevocable Educational Trust, will vote the shares subject to such trusts in concert on all matters submitted to a vote of the stockholders of the Company, including the election of all directors. If the parties cannot agree to vote his shares in concert with the other, neither may vote his shares.

                      PROPOSAL 2 - ISSUANCE OF COMMON STOCK

         On August 24, 2000, the Company entered into an Equity Line of Credit Agreement (the "EQUITY LINE OF CREDIT") with Spinneret Financial System, Ltd. (the "INVESTOR"). Pursuant to the Equity Line of Credit, the Company may, at its discretion, periodically issue and sell to the Investor shares of the Company's common stock for a total purchase price of up to $20 million. The Investor will purchase each share of the Company's common stock at a purchase price equal to 88% of the market price. In connection with the Equity Line of Credit, the Company will also issue warrants to purchase up to 1,000,000 shares of the Company's common stock to the placement agent. One-half of the warrants will have an exercise price of $7.00 per share and one-half will have an exercise price of $10.00 per share. The effectiveness of the issuance of common stock pursuant to the Equity Line of Credit and the warrants is conditioned upon the Company (i) registering with the Securities and Exchange Commission the sale of the common stock by the Investor and (ii) obtaining the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote thereon.

         The following description of the Equity Line of Credit does not purport to be complete and is qualified in its entirety by reference to the Equity Line of Credit Agreement attached hereto as Appendix "A." Also attached hereto are the following documents:

         o Registration Rights Agreement dated as of August 24, 2000, between the Company and the Investor attached hereto as Appendix "B."

         o Form of Class A Warrant dated as of August 24, 2000, given by the Company to the May Davis Group, Inc. attached hereto as Appendix "C."

         o Form of Class B Warrant dated as of August 24, 2000, given by the Company to the May Davis Group, Inc. attached hereto as Appendix "D."

         o Registration Rights Agreement dated as of August 24, 2000, between the Company and the May Davis Group, Inc. attached hereto as Appendix "E."

         o Placement Agent Agreement dated as of August 24, 2000, between the Company and the May Davis Group, Inc. attached hereto as Appendix "F."

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ISSUANCE OF COMMON STOCK PURSUANT TO THE EQUITY LINE OF CREDIT AND UPON EXERCISE OF WARRANTS ISSUED IN CONNECTION THEREWITH.

                              EQUITY LINE OF CREDIT

         ADVANCES. Pursuant to the Equity Line of Credit, the Company may periodically sell shares of its common stock to the Investor to raise capital to fund its working capital needs. The periodic sale of shares is known as an advance. The Company may request an advance every 15 days.

         MECHANICS. The Company may, at it discretion, request advances from the Investor by written notice, specifying the amount requested up to the maximum advance amount. A closing will be held 25 days after such written notice at which time the Company will deliver shares of common stock and the Investor will pay the advance amount. The Company has the ability to determine when and if it desires to draw an advance. There is no minmum advance requirement. Under certain circumstances, the Company may withdraw an advance without penalty.

         COMMITMENT PERIOD. The Company may request an advance at any time during the commitment period. The commitment period begins on the date the Securities and Exchange Commission first declares effective a Registration Statement registering the sale of the shares of common stock to be issued to the Investor under the Equity Line of Credit. The commitment period expires on the earliest to occur of (i) the date on which the Investor has made advances totaling $20 million or (ii) February 23, 2003 (i.e. 30 months from the date of the Equity Line of Credit).

         MAXIMUM ADVANCE AMOUNT. The Company may not request advances in excess of a total of $20 million. In addition, each individual advance is subject to a maximum advance amount based on the 25-day average daily volume of the Company's common stock. The 25-day average daily volume is equal to the bid price of the Company's common stock, multiplied by the volume for each of the 25 trading days preceding the Company's request for an advance. The maximum advance amount for each individual advance is determined according to the following table:

         25-DAY AVERAGE VOLUME               MAXIMUM ADVANCE AMOUNT
         ---------------------               ----------------------
         $25,000 - $50,000                          $100,000
         $50,001 - $100,000                         $200,000
         $100,001 - $200,000                        $350,000
         $200,001 - $300,000                        $500,000
         $300,001 - $400,000                        $650,000
         $400,001 - $500,000                        $900,000
         $500,001 - $600,000                      $1,200,000
         $600,001 - $800,000                      $1,500,000
         $800,001 - $1,000,000                    $1,750,000
         $1,000,001 and Over                      $2,000,000

         By way of illustration only, if the Company had requested an advance on August 31, 2000 (which the Company could not have done since that date is not within the commitment period), then the 25-day average volume would have been approximately $141,000. Accordingly, on August 31, 2000, the maximum advance amount would have been $350,000.

         PURCHASE PRICE. The purchase price for the shares of common stock to be sold under the Equity Line of Credit is equal to 88% of the market price on the Nasdaq National Market or other principal trading market. The market price is defined as the average of the three lowest closing bid prices of the common stock over the ten trading days subsequent to the date on which the Company notifies the Investor of an advance. Note that the net proceeds to be received by the Company will be less due to its obligation to pay a placement agent fee of 7% of each advance to the May Davis Group, Inc. See "Net Proceeds" and "Placement Agent."

         NUMBER OF SHARES TO BE ISSUED. The Company cannot predict the actual number of shares of common stock that will be issued pursuant to the Equity Line of Credit, in part, because the purchase price of the shares will fluctuate based on prevailing market conditions and the Company has not determined the total amount of advances it intends to draw. Nonetheless, the Company can estimate the number of shares of common stock that will be issued using certain assumptions. Assuming the Company advanced the entire $20 million available under the Equity Line of Credit in a single advance (which is not permitted under the terms of the Equity Line of Credit) at $7.875 per share, the closing price on August 30, 2000, then the Company would issue 2,539,683 shares of common stock to the Investor, plus warrants to purchase 1,000,000 shares of common stock to the placement agent. These shares would represent 34.0% of the Company's outstanding capital stock (41.8% if the shares to be issued upon exercise of the warrants held by the placement agent are taken into account) upon issuance. To assist our stockholders in evaluating the number of shares of common stock which could be issued to the Investor at various prices, the Company has prepared the following table. This table shows the number of shares of the Company's common stock that would be issued with and without warrants at various prices.

         PURCHASE PRICE:                    $5.00           $6.00           $7.00           $8.00          $9.00
                                            -----           -----           -----           -----          -----

         NO. OF SHARES(1):                   4,000,000       3,333,333       2,857,143      2,500,000       2,222,222

         TOTAL OUTSTANDING EXCLUDING
         WARRANTS(2):                        8,933,900       8,267,233       7,791,043      7,433,900       7,156,122

         PERCENT OUTSTANDING
         EXCLUDING WARRANTS(3):                  44.8%           40.3%           36.7%          33.6%           31.1%

         NO. OF WARRANTS(4):                 1,040,000       1,033,333       1,028,571      1,025,000       1,022,222

         TOTAL OUTSTANDING INCLUDING
         WARRANTS(4):                        9,973,900       9,300,566       8,819,614      8,458,900       8,178,344

         PERCENT OUTSTANDING
         INCLUDING WARRANTS(4)(5):               50.5%           50.0%           44.1%          41.7%           39.7%

----------------------

(1)      Represents the number of shares of common stock to be issued to the Investor at the prices set forth in the table.

(2)      Represents the total number of shares of common stock  outstanding  after the issuance of the shares to the Investor and excludes the issuance of shares to the placement agent upon the exercise of warrants granted to it.

(3)      Represents the shares of common stock to be issued as a percentage of the total number shares outstanding, EXCLUDING the warrants issued to the placement agent.

(4)      Represents the total number of shares of common stock  outstanding after the issuance of the shares to the Investor, including the issuance of shares to the placement  agent upon the exercise of warrants  granted to it. Also includes the issuance of shares to Persia Consulting Group, Inc. upon the exercise of warrants granted to it.

(5)      Represents the shares of common stock to be issued as a percentage of the total number shares outstanding, INCLUDING the warrants issued to the placement agent and Persia Consulting Group, Inc.

         REGISTRATION RIGHTS. The Company granted to the Investor certain registration rights. Pursuant to the Registration Rights Agreement, the Company is obligated to register the sale of the Investor's shares of common stock. The cost of this registration will be borne by the Company.

         NET PROCEEDS. The Company cannot predict the total amount of proceeds to be raised in this transaction, in part, because the Company has not determined the total amount of the advances it intends to draw. However, the Company expects to incur approximately $75,000, consisting primarily of professional fees incurred in negotiating and completing the Equity Line of Credit and to be incurred in connection with registering the Investor's shares pursuant to the Investor Rights Agreement. In addition, the Company is obligated to pay the placement agent, May Davis Group, Inc., a cash placement agent fee equal to 7% of each advance.

         USE OF PROCEEDS. The Company intends to use the net proceeds received under the Equity Line of Credit for general working capital purposes.

         PLACEMENT AGENT. The Company retained the May Davis Group, Inc. to act as its placement agent in connection with the Equity Line of Credit. For its services, the Company will pay a cash placement agent fee to the May Davis Group, Inc. equal to 7% of each advance. Further, the Company granted to the May Davis Group, Inc. warrants to purchase 1,000,000 shares of the Company's common stock, of which warrants to purchase 500,000 shares of the Company's common stock had an exercise price of $7.00 per share (the "CLASS A WARRANT") and 500,000 shares of the Company's common stock had an exercise price of $10.00 per share (the "CLASS B Warrant"). The Class A Warrants are exercisable immediately upon receiving shareholder approval and the Class B Warrants are exercisable pro rata on the basis of the number of shares of common stock to be issued in connection with each advance. Subsequently, the warrants were transferred by the May Davis Group, Inc. to the following:

                                     NUMBER OF CLASS A        NUMBER OF CLASS B
         NAME:                            WARRANTS:               WARRANTS:
         -----                            ---------               ---------
         Mark Angelo                      113,000                 113,000
         Hunter Singer                    113,000                 113,000
         Joseph Donahue                   113,000                 113,000
         Robert Ferrell                   113,000                 113,000
         Persia Consulting Group           48,000                  48,000

         The exercise price of the warrants will be reduced if the Company issues or sells shares of common stock for, or issues securities convertible into shares of common stock with a conversion or exercise price of, less than the average closing bid prices of the Company's common stock for the ten trading days immediately preceding the date of issuance, or in the case of options issued to employees after 30 days of the employees start date, the closing bid price on the date of issuance. In such event, the exercise price of the warrants will be reduced to the price at which such common stock was issued or sold or to the exercise price of such convertible securities. All warrants are exercisable for five years after the date of issuance. The holders of the warrants may, under certain circumstances, exercise the warrants pursuant to a cashless exercise.

         The Company has the right to force exercise of the Class A Warrants and Class B Warrants if the closing bid price of the Company's common stock is $10.00 and $15.00, respectively, or higher per share for ten consecutive trading days.

         The Company granted certain registration rights to the May Davis Group, Inc. and any subsequent holder of such warrants, including the parties set forth above. Pursuant to the Registration Rights Agreement, the Company is obligated to register the sale of the shares of common stock underlying the warrants. The cost of this registration will be borne by the Company.

         STOCKHOLDER APPROVAL. The Company's common stock is listed for quotation on the Nasdaq National Market System. The NASD, which administers the Nasdaq National Market System, maintains listing standards that the Company must follow in order to continue such listing. These rules require the Company to obtain stockholder approval where the Company proposes to sell or issue shares of common stock (i) equal to 20% or more of the common stock for less than the greater of book or market value of the stock or (ii) which will result in a change of control of the Company. As demonstrated above, the proposed issuance of shares of common stock to the Investor, as well as the issuance of shares of common stock upon the exercise of warrants granted to the May Davis Group, Inc and subsequently transferred (see "Placement Agent" above), may result in the issuance of more than 20% of the Company's common stock at less than market price (i.e. 88% of market price). Moreover, the issuance of the common stock could result in a change of control if the newly-issued shares were purchased by a single investor. Accordingly, the Company is seeking stockholder approval of the issuance of the shares of common stock to be issued under the Equity Line of Credit and upon exercise of the warrants issued in connection therewith.

                          DESCRIPTION OF CAPITAL STOCK

         The Company's authorized capital stock consists of 20,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share, of which 4,933,900 shares of common stock are issued and outstanding on September 11, 2000. The rights and preferences of the preferred stock will be determined upon issuance by the Company's Board of Directors. The number of shares of common stock to be issued pursuant to the Equity Line of Credit and upon the exercise of warrants issued to the placement agent is set forth in the section "Equity Line of Credit - Number of Shares to be Issued." The following description is a summary of the capital stock of the Company and contains the material terms of the capital stock. Additional information can be found in the Articles of Incorporation and Bylaws, which were filed as exhibits to the Company's Registration Statement on Form S-1 with the Securities and Exchange Commission.

COMMON STOCK

         Each share of common stock entitles the holder to one vote on each matter submitted to a vote of the Company's shareholders, including the election of directors. There is no cumulative voting. Subject to preferences that may be applicable to any outstanding preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefore. Holders of common stock shall have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions available to the common stock. In the event of liquidation, dissolution or winding up of the Company, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding.

PREFERRED STOCK

         The Board of Directors is authorized, subject to any limitations prescribed by the Nevada Revised Statutes ("NRS"), or the rules of any quotation system or national securities exchange on which stock of the Company may be quoted or listed, to provide for the issuance of shares of preferred stock in one or more series; to establish from time to time the number of shares to be included in each such series; to fix the rights, powers, preferences, and privileges of the shares of such series, without any further vote or action by the shareholders. Depending upon the terms of the preferred stock established by the Board of Directors, any or all series of preferred stock could have preference over the common stock with respect to dividends and other distributions and upon liquidation of the Company or could have voting or conversion rights that could adversely affect the holders of the outstanding common stock. The Company has no present plans to issue any shares of preferred stock.

OPTIONS

         The Company has issued options to purchase 328,000 shares of common stock under its 1998 Stock Incentive Plan. In addition, the Company has issued options to purchase 100,000 shares of common stock to Persia Consulting Group. These options were issued outside the plan. Accordingly, as of September 11, 2000, the Company has outstanding options to purchase a total of 428,000 shares of common stock. All options have a ten year term. A summary of the Company's outstanding options is set forth below:

         NO. OF OPTIONS:                     EXERICSE PRICES:
         --------------                      ---------------
                215,500                          $10.00
                100,000                           $4.55
                 85,000                           $7.06
                  7,500                           $7.50
                  5,000                          $12.00
                  5,000                          $10.25
                  5,000                           $9.25
                  5,000                           $9.00

WARRANTS

         As of August 31, 2000, pursuant to the Equity Line of Credit, the Company issued warrants to the placement agent to purchase up to 1,00,000 shares of common stock, of which 500,000 have an exercise price of $7.00 per share and 500,000 have an exercise price of $10.00 per share. These warrants were subsequently transferred by the placement agent to certain persons affiliated with the placement agent. Additional information concerning these warrants is set forth in the section entitled "Equity Line of Credit - Placement Agent" in this proxy.

         In addition, in connection with the Equity Line of Credit, the Company will issue warrants to Persia Consulting Group, Inc. The number of warrants will be equal to one percent of the amount of each advance, one-half of which will have an exercise price of $7.00 per share and one-half will have an exercise price of $10.00 per share. These warrants are in addition to the warrants transferred by the placement agent to Persia Consulting Group.

LIMITATION OF LIABILITY; INDEMNIFICATION

         As permitted by the NRS, the Articles of Incorporation provide that directors of the Company shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the NRS (which currently provides that such liability may be so limited, except for: (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) the payment of distributions in violation of NRS 78.300.

         Each person who is or was a party to any action by reason of the fact that such person is or was a director or officer of the Company shall be indemnified and held harmless by the Company to the fullest extent permitted by the NRS. This right to indemnification also includes the right to have paid by the Company the expenses incurred in connection with any such proceeding in advance of its final disposition, to the fullest extent permitted by the NRS. In addition, the Company may, by action of the Board of Directors, provide indemnification to such other employees and agents of the Company to such extent as the Board of Directors determines to be appropriate under the NRS.

         As a result of this provision, the Company and its shareholders may be unable to obtain monetary damages from a director for breach of his duty of care. Although shareholders may continue to seek injunctive and other equitable relief for an alleged breach of fiduciary duty by a director, shareholders may not have any effective remedy against the challenged conduct if equitable remedies are unavailable.

REGISTRATION RIGHTS

         In January 1998, each of Messrs. Gallagher and Shields was granted certain registration rights, including demand and piggy-back registration rights. Each of Messrs. Gallagher and Shields may exercise such rights once each per calendar year. The Company will pay all expenses (other than underwriting discounts and commissions of the selling shareholders) in connection with up to two requested registrations, as well as any registrations pursuant to the exercise of piggyback rights. The Company also will agree to indemnify such persons against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended. The registration rights granted to Messrs. Gallagher and Shields will remain as long as he remains an "affiliate" of the Company for purposes of Rule 144.

         In addition, the Company has granted certain registration rights to the Investor, the placement agent. Additional information concerning these registration rights is set forth in the sections entitled "Equity Line of Credit
- Registration Rights" and "Equity Line of Credit - Placement Agent."

ANTI-TAKEOVER EFFECTS OF PROVISIONS OF THE ARTICLES OF INCORPORATION AND BY-LAWS

         The following provisions of the Company's Articles of Incorporation and By-laws could discourage potential acquisition proposals and could delay or prevent a change in control. Such provisions may also have the effect of preventing changes in the management.

         DIRECTORS. The Company's Articles of Incorporation divides the Company's Board of Directors into three classes with regular three year staggered terms. Pursuant to Section 78.335 of the NRS, any director may be removed from office by the vote of shareholders representing two-thirds of the outstanding shares of common stock. In addition, all vacancies on the Board of

Directors may be filled by a majority of directors even if a quorum of directors is not possible. The authority of the Board of Directors to fill vacancies may result in a majority of remaining directors without having been elected by shareholders. Shareholders have no right to compel an election in such cases. Any vacancies (including those caused by an increase in the number of directors), however, may be filled by a majority of the remaining directors and therefore the nominees of a dissident shareholder may be precluded from filling any vacancies. Consequently, a shareholder interested in gaining control of the Company will only be able to elect a minority of the Company's Board of Directors in any given year. Consequently, two annual meetings will be necessary for such a shareholder to gain control of the Company's Board of Directors. There is currently a vacancy on the Board as a result of the resignation of Bernadette Spofforth.

         AUTHORIZED BUT UNISSUED STOCK. The authorized but unissued shares of common stock and preferred stock are available for future issuance without shareholder approval. These additional shares may be utilized for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans.

         BLANK CHECK PREFERRED STOCK. The existence of authorized but unissued and unreserved shares of preferred stock may enable the Board of Directors to issue shares to persons friendly to current management, which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company's management.

                                  OTHER MATTERS

         As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             INDEPENDENT ACCOUNTANTS

         The firm of KPMG LLP served as the Company's independent accountants for Fiscal 2000. Representatives of this firm will be available by telephone to respond to questions at the 2000 Annual Meeting of the Stockholders. These representatives will have an opportunity to make a statement if they desire to do so. The Company has not selected its independent accountants for Fiscal 2001 as the Company's audit committee has not met to make such a selection.

                             ADDITIONAL INFORMATION

         ADVANCE NOTICE PROCEDURES. Under the Company's bylaws, no business may be brought before an annual meeting unless it is specified in the notice of the meeting (which includes stockholder proposals that the Company is required to include in its proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or is otherwise brought before the meeting by or at the discretion of the Board or by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 120 days nor more than 180 days prior to the first anniversary of the preceding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's proxy statement.

         STOCKHOLDER PROPOSALS FOR THE 2001 ANNUAL MEETING. Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Company's annual meeting of stockholders in 2001 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company's Secretary no later than June 1, 2000. Any stockholder proposals should be addressed to the Company's Secretary, 6073 N.W. 167th Street, Unit C-25, Miami, Florida 33015.

         PROXY SOLICATION COSTS. The Company is soliciting the enclosed proxies. The cost of solicting proxies in the enclosed form will be borne by the Company. The Company has retained Chase Mellon Shareholder Services, LLC, Four Station Square, Third Floor, Pittsburgh, Pennsylvania 15219, to aid in the solicitation. For these services, the Company will pay Chase Mellon Shareholder Services, LLC a fee of approximately $6,500, plus reimbursement of certain out-of-pocket disbursements and expenses. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solictation materials to the beneficial owners of stock.

         INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report on Form 10-K, which is being delivered to the stockholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.

                               BY ORDER OF THE BOARD OF DIRECTORS


                               /s/ John B. Gallagher
                               ----------------------------------------------
                               John B. Gallagher, Co-Chairman and Co-President


Miami, Florida
October 12, 2000

                                  APPENDIX "A"

                         EQUITY LINE OF CREDIT AGREEMENT

      AGREEMENT dated as of the 24 day of August 2000, (the "Agreement") between Spinneret Financial System, Ltd., (the "Investor") and European Micro Holdings, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase up to Twenty Million ($20,000,000) Dollars of the Company's common stock, par value $0.01 per share (the "Common Stock"), for a total purchase price of Twenty Million ($20,000,000) Dollars; and

      WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated there under (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder; and

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

      Section 1.1 "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

      Section 1.2 "Advance Notice Date" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than fifteen Trading Days after the prior Advance Notice Date.

      Section 1.3 "Advance Date" shall mean the date Butler Gonzalez LLP/First Union Escrow Account is in receipt of the funds from the Investor and Butler Gonzalez LLP, as the Placement Agent's Counsel, is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and Butler Gonzalez LLP can release the free trading shares to the Company. No Advance Date shall be less than twenty-five (25) Trading Days after an Advance Notice Date.

      Section 1.4 "Advance Notice" shall mean a written notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date,

      Section 1.5 "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

      Section 1.7 "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.1.

      Section 1.8 "Commitment Amount" shall mean the aggregate amount of up to $20,000,000 which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

      Section 1.9 "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of $20,000,000,
(y) the date this Agreement is terminated pursuant to Section 2.6, or (z) the date occurring thirty (30) months from the date hereof.

      Section 1.10 "Common Stock" shall mean the Company's common stock, par value $0.01 per share.

      Section 1.11 "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

      Section 1.12 "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

      Section 1.13 "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

      Section 1.14 "Escrow Agreement" shall mean the escrow agreement between the Company and the Investor dated the date hereof.

      Section 1.15 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      Section 1.16 "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

      Section 1.17 "Market Price" shall mean the average of the three (3) lowest closing Bid Prices of the Common Stock over the ten (10) Trading Day period beginning on the relevant Advance Notice Date.

      Section 1.18 "Maximum Advance Amount" on any Advance Notice Date shall be equal to the difference between (i) the amount indicated in the Maximum Advance Amount column opposite the range of the 25 Day Average Daily Volume Traded on such Advance Notice Date, as set forth in the table below and (ii) the sum of the Advances made pursuant to this Agreement, in the 15 Trading Days immediately preceding the Advance Notice Date:


25-DAY AVERAGE VOLUME TRADED(1)                 MAXIMUM ADVANCE AMOUNT

$25,000 - $50,000                                     $100,000
$50,001 - $100,000                                    $200,000
$100,001 - $200,000                                   $350,000
$200,001- $300,000                                    $500,000
$300,001 - $400,000                                   $650,000
$400,001 - $500,000                                   $900,000
$500,001 - $600,000                                   $1,200,000
$600,001 - $800,000                                   $1,500,000
$800,001 - $1,000,000                                 $1,750,000
$1,000,000 plus                                       $2,000,000

(1) The 25-Day Average Volume Traded shall be equal to the Bid Price multiplied by the volume for each of the 25 Trading Days preceding the Advance Notice Date.

      Section 1.19 "NASD" shall mean the National Association of Securities Dealers, Inc.

      Section  1.20  "Person"  shall  mean  an  individual,  a  corporation,   a
partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      Section 1.21      "Placement Agent" shall mean May Davis Group, Inc.

      Section 1.22 "Pre Advance Notice Market Price" shall mean the average of the three (3) lowest closing Bid Prices of the Common Stock over the ten (10) Trading Day period beginning on the relevant Advance Notice Date.

      Section 1.23 "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

      Section 1.24 "Purchase Price" shall be set at 88% of the Market Price.

      Section 1.25 "Registrable Securities" shall mean the shares of Common Stock (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

      Section 1.26 "Registration Rights Agreement" shall mean the Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

      Section 1.27 "Registration Statement" shall mean a registration statement on Form S-1 or Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered there under in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

      Section 1.28 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.29 "SEC" shall mean the Securities and Exchange Commission.

      Section 1.30 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.31 "SEC Documents" shall mean Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

      Section 1.32 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

                                   ARTICLE II
                                    ADVANCES

      Section 2.1 INVESTMENTS.

            (a) ADVANCES. Upon the terms and conditions set forth herein (including without limitation, the provisions of Article VII hereof), on any

Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price on the Advance Notice Date. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

      Section 2.2 MECHANICS.

            (a) ADVANCE NOTICE. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 2.7 and Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be (i) less than $30,000, or (ii) more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount, unless otherwise agreed by the Investor in the Investor's sole and absolute discretion. There will be a minimum of fifteen (15) Trading Days between each Advance Notice.

            (b) DATE OF DELIVERY OF ADVANCE NOTICE. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or
(ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered, on a day that is not a Trading Day.

            (c) WITHDRAWAL OF ADVANCE NOTICE. The Company shall have the right to withdrawal an Advance Notice if prior to a Closing the Market Price shall change more than:
                  (i) ten percent (10%) from the Pre Advance Notice Market Price if the closing price of the Common Stock is less than Ten (10) dollars; or

                  (ii) five percent (5%) from the Pre Advance Notice Market Price if the closing price of the Common Stock is greater than Ten (10) dollars.

      Section 2.3  CLOSINGS.  On each Advance Date,  which shall be  twenty-five
(25) Trading Days after an Advance Notice Date, (i) the Company shall deliver to the Escrow Agent, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to the Escrow Agent the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Escrow Agent all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement; PROVIDED, HOWEVER, that to the extent the Company has not paid the fees, expenses, and disbursements of the Investor's counsel and the Placement Agent in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

       Section 2.4 SUSPENSION OF REGISTRATION STATEMENT. If subsequent to any Closing, the Registration Statement is suspended, other than due to the acts of the Investor or the Placement Agent, for any period exceeding twenty trading days (20) days, the Company shall pay an amount equal to one and one half percent (1 1/2 %) of the Purchase Price of all Common Stock held by the Investor, purchased pursuant to this Agreement for each twenty trading day (20) day period or portion thereof; PROVIDED, HOWEVER, that the Company shall not be required to pay such amount to the Investor in connection with any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post-effective amendment is declared effective by the SEC.

      Section 2.5 TERMINATION OF INVESTMENT. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty
(50) Trading Days, other than due to the acts of the Investor or the Placement Agent, during the Commitment Period, or (ii) the Company shall at any time fail materially to comply with the requirements of Section 6.3, 6.4 or 6.7; PROVIDED, HOWEVER, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

      Section 2.6 AGREEMENT TO ADVANCE FUNDS.

            (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

            (i)   the  execution   and  delivery  by  the  Company,   and  the
      Investor, of this Agreement, and the Exhibits hereto;

            (ii) the Escrow Agent shall have received the shares of Common Stock applicable to the Advance;

            (iii) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the

      Registration Rights Agreement shall have been declared effective by the SEC;

            (iv) the Company shall have obtained all permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions there from. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

            (v) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

            (vi) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

            (vii) the conditions set forth in Section 7.2 shall have been satisfied.

      Section 2.7 LOCK UP PERIOD. (a) During the terms of this Agreement, the Company shall not, without the prior consent of the Investor, issue or sell (i) any Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

      (b) On the date hereof, the Company shall obtain from each officer, director and Affiliate, as defined below, a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.7(a) agreeing to only sell in compliance with the volume limitation of Rule 144. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

      Section 2.8 SHAREHOLDER APPROVAL. The Company's obligations under this Agreement are subject to approval of the shareholders of the Company pursuant to Nevada Corporate Law.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF INVESTOR

      Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance
Date:

      Section 3.1 ORGANIZATION AND AUTHORIZATION. Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments ( including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

      Section 3.2 EVALUATION OF RISKS. The Investor has such knowledge and experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

      Section 3.3. NO LEGAL ADVICE FROM THE COMPANY. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

      Section 3.4 INVESTMENT PURPOSE. The securities are being purchased by the Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

      Section 3.5 ACCREDITED INVESTOR. Investor is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

      Section 3.6 INFORMATION. Such Investor and its advisors (and his or its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. Such Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. Such

Investor understands that its investment involves a high degree of risk. Such Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables each Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. Such Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

      Section 3.7 RECEIPT OF DOCUMENTS. Such Investor and his or its counsel has received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the Company's Form 10-K for the year ended year ended June 30, 1999 and Form 10-Q for the periods ended September 1999, December 1999, and March 2000; and (v) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

      Section 3.8 REGISTRATION RIGHTS AGREEMENT AND ESCROW AGREEMENT. The parties have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

      Section 3.9 NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

      Section 3.10 NOT AN AFFILIATE. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company "an Affiliate," as that term is defined in Rule 405 of the Securities Act) of the Company). The Investor agrees that it will not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock.

                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      Except as stated below or on the disclosure schedules attached hereto, the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof and as of each Advance
Date:

      Section 4.1 ORGANIZATION AND QUALIFICATION. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

      Section 4.2. AUTHORIZATION, ENFORCEMENT, COMPLIANCE WITH OTHER INSTRUMENTS. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) except as disclosed in Section 4.3, this Agreement, Registration Rights Agreement, the Escrow Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, Escrow Agreement the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

      Section 4.3 CAPITALIZATION. As of the date hereof, the authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value $0.01 per share, of which 4,933,900 shares were issued and outstanding and 1,000,000 shares of preferred stck of which nine are outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed on Schedule 4.3, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed on
Schedule 4.3, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered in this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

      Section 4.4 NO CONFLICT. Subject to Section 2.8, the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of Nasdaqon which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed on Schedule 4.4, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance which might give rise to any of the foregoing.

      Section 4.5 SEC DOCUMENTS; FINANCIAL STATEMENTS. Since June 6, 1998, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      Section 4.6. 10b-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

      Section 4.7 NO DEFAULT. Except as disclosed Section 4.4 the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

      Section 4.8 ABSENCE OF EVENTS OF DEFAULT. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

      Section 4.9 INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

      Section 4.10 EMPLOYEE RELATIONS Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the

Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

      Section 4.11 ENVIRONMENTAL LAWS. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

      Section 4.12 TITLE. Except as set forth in Schedule 4.12, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

      Section 4.13 INSURANCE. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     Section 4.14 REGULATORY PERMITS. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     Section 4.15 INTERNAL ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      Section 4.16 NO MATERIAL ADVERSE BREACHES, ETC. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

      Section 4.17 ABSENCE OF LITIGATION. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

      Section 4.18 SUBSIDIARIES. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

      Section 4.19       (INTENTIONALLY NOT USED)

      Section 4.20 OTHER OUTSTANDING SECURITIES/FINANCING RESTRICTIONS. As of the date hereof, other than warrants and options to acquire shares of Common Stock as disclosed in Schedule 4.3, there are no other warrants and options registered with the SEC, which are available for sale as unrestricted ("free trading") stock.

      Section 4.21 TAX STATUS. The Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

      Section 4.22 CERTAIN TRANSACTIONS. Except as set forth in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      Section 4.23 FEES AND RIGHTS OF FIRST REFUSAL. Except as set forth in the SEC Documents, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

      Section 4.24 USE OF PROCEEDS. The Company represents that the net proceeds from this offering will be used as provided on Schedule 4.24. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director, or employee of the Company.

      Section 4.25 FURTHER REPRESENTATION AND WARRANTIES OF THE Company. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will use commercially reasonable efforts to maintain the listing of its Common Stock on NASD Bulletin Board and/or the NASDAQ Small Cap Stock Market and/or the American Stock Exchange.

      Section 4.26 OPINION OF COUNSEL. Investor shall receive an opinion letter from counsel to the Company (updated where applicable) on the date hereof and on each Advance Date substantially in the form of Exhibit "C".

      Section 4.27 OPINION OF COUNSEL. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

      Section 4.28 DILUTION. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                                    ARTICLE V
                                 INDEMNIFICATION

      The Investor and the Company represent to the other the following with respect to itself:

      Section 5.1 INDEMNIFICATION. (a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor(s), and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

      (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor(s) in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                                   ARTICLE VI
                            COVENANTS OF THE COMPANY

      Section 6.1 REGISTRATION RIGHTS. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

      Section 6.2 LISTING OF COMMON STOCK. The Company shall maintain the Common Stock's authorization for quotation on the Nasdaq.

      Section 6.3 EXCHANGE ACT REGISTRATION. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules there under to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

      Section  6.4  TRANSFER  AGENT  INSTRUCTIONS.  Upon  each  Closing  and the effectiveness of the Registration Statement the Company will deliver instructions to its transfer agent to issue to Investor and deliver to Escrow Agent shares of Common Stock free of legends.

      Section 6.5 CORPORATE EXISTENCE. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

      Section 6.6 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE AN ADVANCE. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

      Section 6.7 EXPECTATIONS REGARDING ADVANCE NOTICES. Within ten (10) days after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance
Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

      Section 6.8 CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

      Section 6.9 ISSUANCE OF THE COMPANY'S COMMON STOCK. The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

                                   ARTICLE VII
               CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

      Section 7.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

            (a) ACCURACY OF THE INVESTOR'S REPRESENTATION AND WARRANTIES. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

            (b) PERFORMANCE BY THE INVESTOR. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

      Section 7.2 CONDITIONS PRECEDENT TO THE RIGHT OF THE COMPANY TO DELIVER AN ADVANCE NOTICE AND THE OBLIGATION OF THE INVESTOR TO PURCHASE SHARES OF COMMON STOCK. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the satisfaction or waiver by the Investor, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

            (a) REGISTRATION OF THE COMMON STOCK WITH THE SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

            (b)  AUTHORITY.  The  Company  shall have  obtained  all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions there from. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

            (c) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company shall be true and correct in all material respects as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including each Condition Satisfaction Date.

            (d) PERFORMANCE BY THE COMPANY. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

            (e) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

            (f) ADVERSE CHANGES. Since the date of filing of the Company's most recent SEC Document, no event that had or is reasonably likely to have a Material Adverse Effect has occurred.

            (g) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

            (h) MAXIMUM ADVANCE AMOUNT. The amount of the advance requested by the Company does not exceed the Maximum Advance Amount.

            (i) NO KNOWLEDGE. The Company has no knowledge of any event more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

            (j) PURCHASE PRICE. The Bid Price on the Advance Notice Date shall not be less than the Purchase Price.

            (k) OTHER. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2, including, without limitation, a certificate executed by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate substantially in the form annexed hereto on Schedule B.

                                  ARTICLE VIII
        DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

      Section 8.1 DUE DILIGENCE REVIEW. Prior to the filing of the Registration Statement the Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

      Section 8.2 NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

            (a) The Company shall not disclose non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

            (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX
                           CHOICE OF LAW/JURISDICTION

      Section 9.1 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.

                                    ARTICLE X
                             ASSIGNMENT; TERMINATION

      Section 10.1 ASSIGNMENT. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person. The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of the Investor. The Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any other person or entity (including any affiliate of the Investor) who agrees to make the representations and warranties contained in Article III and who agrees to be bound by the covenants of Article V.

      Section 10.2 TERMINATION. The obligations of the Investor to make Advances under Article II hereof shall terminate 30 months after the date hereof.

                                   ARTICLE XI
                                     NOTICES

      Section 11.1 NOTICES. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                                          If to the Company, to:

                                          EUROPEAN MICRO HOLDINGS, INC.
                                          6073 N.W. 167th Street
                                          Unit C-25
                                          Miami, Fl  33015
                                          Attention: John B. Gallagher

                                          Telephone: (305) 825-2458
                                          Facsimile: (305) 362-4854

                  with a copy to:         Kirkpatrick  & Lockhart
                                          201 Biscayne Blvd.

                                          Suite 2000
                                          Miami, Fl  33131
                                          Attention: Clayton Parker, Esq.

                                          Telephone: (305) 539-3306
                                          Facsimile: (305) 358-7095


If to the Investor(s), to its address and facsimile number on Exhibit A, with copies to the Investor's counsel as set forth on Exhibit A. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                                   ARTICLE XII
                                  MISCELLANEOUS

      Section 12.1 COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

      Section 12.2 ENTIRE AGREEMENT; AMENDMENTS. This Agreement supersedes all other prior oral or written agreements between the Investor(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

      Section 12.3 REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

      Section 12.4 FEES AND EXPENSES. As set forth in the Placement Agent Agreement entered into by the Company in connection herewith, the Company has agreed to pay the following fees:

            (a) LEGAL FEES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company will pay the sum of Twenty Five

Thousand ($25,000) Dollars, to Butler Gonzalez LLP for legal fees. Subsequently on each Advance Date, the Company will pay Butler Gonzalez LLP the sum of Two Hundred and Fifty Dollars ($250) Dollars for escrow fees.

            (b) PLACEMENT AGENT FEES. On each Advance Date the Company shall pay the May Davis Group, Inc. an amount equal to seven (7%) percent of the amount of the Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement. In the event that Mark Angelo, Joseph Donahue, Hunter Singer, and Robert Farrell terminate their employment with the May Davis Group, Inc., May Davis Group, Inc., recognizes and directs the Company to pay the May Davis Group, Inc., an amount equal to 1.4% of the amount of the Advance and an amount equal to 5.6% of the amount of the advance to a broker dealer designated by Mark Angelo, Joseph Donahue, Hunter Singer, and Robert Farrell jointly.

      Section 12.5 BROKERAGE. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party, other than the Placement Agent. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

      Section 12.6 CONFIDENTIALITY. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

                              [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Line of Credit Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                    COMPANY:

                                    EUROPEAN MICRO HOLDINGS, INC.


                                    By: ________________________________
                                    Name: John B. Gallagher
                                    Title: Co-President

                                    INVESTOR:

                                    SPINNERET FINANCIAL SYSTEM, LTD.


                                    By: ________________________________
                                    Name: Alfred Hahnfeldt

                                     Title:

                                  APPENDIX "B"
                                  ------------

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of August 24, 2000, by and among EUROPEAN MICRO HOLDINGS, INC., a Nevada corporation, with its principal office located at 6073 N.W. 167th Street, Unit C-25 Miami, Fl (the "COMPANY"), and the undersigned investors (each, an "INVESTOR" and collectively, the "INVESTORS").

      WHEREAS:

      A. In connection with the Equity Line of Credit Agreement by and among the parties hereto of even date herewith (the "CREDIT AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions of the Credit Agreement, to issue and sell to the Investors that number of shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), which can be purchased pursuant to the terms of the Credit Agreement for an aggregate purchase price of up to $20,000,000. Capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.

      B. To induce the Investors to execute and deliver the Credit Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

      1.    DEFINITIONS.
            -----------

            As used in this Agreement, the following terms shall have the following meanings:

            a. "INVESTOR" means an Investor and any transferee or assignee thereof to whom an Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with
Section 9.

            b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            c.  "REGISTER,"   "REGISTERED,"  and   "REGISTRATION"   refer  to  a
registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            d. "REGISTRABLE SECURITIES" means the shares of Common Stock issuable to Investors pursuant to the Credit Agreement.

            e. "REGISTRATION STATEMENT" means a registration statement under the 1933 Act which covers the Registrable Securities.

      2.    REGISTRATION.
            ------------

            a. MANDATORY REGISTRATION. The Company shall prepare and file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(d). The Company shall cause such Registration Statement to be declared effective by the SEC prior to the first sale to Investors of the Company's Common Stock pursuant to the Credit Agreement.

            b. INELIGIBILITY FOR FORM S-3. In the event that Form S-3 is not available for the registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

            c. SUFFICIENT NUMBER OF SHARES REGISTERED. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities which Investors have purchased pursuant to the Credit Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities which Investors have purchased pursuant to the Credit Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefore arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable on an Advance Notice Date is greater than the number of shares available for resale under such Registration Statement.

      3.    RELATED OBLIGATIONS.
            -------------------

            a. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION PERIOD"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration
Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

            c. The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            e. As promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            g. At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

            h. The Company shall make available for inspection by (i) any Investor and (ii) one firm of accountants or other agents retained by the Investors (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

            i. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or The Nasdaq SmallCap Market or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

            k. The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

            l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            m. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

            n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

            p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

      4.    OBLIGATIONS OF THE INVESTORS.
            ----------------------------

            Each  Investor  agrees  that,  upon  receipt of any notice  from the
Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Credit Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

      5.    EXPENSES OF REGISTRATION.
            ------------------------

            All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

      6.    INDEMNIFICATION.
            ---------------

            With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

            a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). The Company shall reimburse the Investors and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to
Section 3(d); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

            b. In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

            c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            e. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      7.    CONTRIBUTION.
            ------------

            To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8.    REPORTS UNDER THE 1934 ACT.
            --------------------------

            With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("RULE 144") the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Credit Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.    ASSIGNMENT OF REGISTRATION RIGHTS.
      ---------------------------------

            The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned;
(iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iv) such transfer shall have been made in accordance with the applicable requirements of the Credit Agreement.

      10.   AMENDMENT OF REGISTRATION RIGHTS.
            --------------------------------

            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

      11.   MISCELLANEOUS.
            -------------

            a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  EUROPEAN MICRO HOLDINGS, INC.
                  6073 N.W. 167th Street
                  Unit C-25
                  Miami, Fl  33015

                  Telephone:  (305) 825-2458
                  Facsimile:  (305) 362-4854
                  Attention:  John B. Gallagher

If to an Investor, to its address and facsimile number on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and the Investors as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO

REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            e. This Agreement, the Credit Agreement and the Escrow Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Credit Agreement and the Escrow Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. All consents and other determinations to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Investors holding a majority of the Registrable Securities.

            k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                    EUROPEAN MICRO HOLDINGS, INC.


                                    By:   ____________________________________
                                          Name: John B. Gallagher
                                          Title:      Co-President

                                    SPINNERET FINANCIAL SYSTEM, LTD.

                                    By:   ____________________________________
                                          Name: Alfred Hahnfeldt
                                          Title:

                              SCHEDULE OF INVESTORS

                                                   INVESTOR'S REPRESENTATIVES'
                          INVESTOR ADDRESS                   ADDRESS
   INVESTOR NAME        AND FACSIMILE NUMBER           AND FACSIMILE NUMBER
--------------------------------------------------------------------------------
Spinneret Financial      578 Post Road East            578 Post Road East
System, Ltd.              Suite 637                    Suite 637
                          Westport, CT  06880          Westport, CT  06880

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]
ATTN:________________


                        Re: EUROPEAN MICRO HOLDINGS, INC.
                            -----------------------------

Ladies and Gentlemen:

      We are counsel to European Micro Holdings, Inc., a Nevada corporation (the "COMPANY"), and have represented the Company in connection with that certain Equity Line of Credit Agreement (the "CREDIT AGREEMENT") entered into by and among the Company and the investors named therein (collectively, the "INVESTORS") pursuant to which the Company issued to the Investors shares of its Common Stock, par value $0.01 per share (the "COMMON STOCK"). Pursuant to the Credit Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the
Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Investors as a selling stockholder there under.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                    Very truly yours,

                                    [ISSUER'S COUNSEL]


                                    By:
                                       ---------------------------------

cc:   [LIST NAMES OF INVESTORS]

                                  APPENDIX "C"

                             FORM OF CLASS A WARRANT

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

                          EUROPEAN MICRO HOLDINGS, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 001                                       Number of Shares: 500,000
Date of Issuance: August 24, 2000




European Micro Holdings, Inc., a Nevada corporation (the "COMPANY"), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, May Davis Group, Inc., the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Five Hundred Thousand (500,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "WARRANT SHARES") at the purchase price per share provided in Section 1(b) below; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within 60 days of the Expiration Date. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

      Section 1.

            (a) PLACEMENT AGENT AGREEMENT. This Warrant is one of the common stock purchase warrants (the "WARRANTS") issued pursuant to the Placement Agent Agreement dated as of August 24, 2000 between the Company and May Davis Group, Inc. (the "PLACEMENT AGENT AGREEMENT").

            (b) DEFINITIONS. The following words and terms as used in this Warrant shall have the following meanings:

                  (i) "APPROVED STOCK PLAN" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

                  (ii) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                  (iii) "CLOSING BID PRICE" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("BLOOMBERG") through its "Volume at Price" function).

                  (iv) "COMMON STOCK" means (i) the Company's common stock, par value $0.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                  (v) "CREDIT AGREEMENT" means the Equity Line of Credit Agreement dated as of August 24, 2000 between the Company and the Investor named therein for the purchase of Common Stock by the Investor.

                  (vi) "EXCLUDED SECURITIES" means, provided such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) such options are issued after the date of this Warrant to employees of the Company within 30 days of such employee's starting his employment with the Company, and (II) the exercise price of such options is not less than the CLOSING BID PRICE of the Common Stock on the date of issuance of such option.

                  (vii) "EXPIRATION DATE" means the date five (5) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "HOLIDAY"), the next date that is not a Holiday.

                  (viii)      "ISSUANCE DATE" means the date hereof.

                  (ix) "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  (x) "OTHER SECURITIES" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date of this Warrant, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date of this Warrant and (iii) the shares of Common Stock issuabale upon exercise of this Warrant.

                  (xi) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (xii) "PRINCIPAL MARKET" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by BLOOMBERG or, if no bid or sale information is reported for such security by BLOOMBERG, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

                  (xiii) "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of August 24, 2000 between the Company and May Davis with respect to the registration rights pertaining to the Common Stock issuable upon exercise of this Warrant.

                  (xiv) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (xv) "WARRANT" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

                  (xvi)  "WARRANT EXERCISE PRICE" shall be $7.00.

                  (xvii) "WARRANT SHARES" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

             (c)   OTHER DEFINITIONAL PROVISIONS.

                   (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                   (ii) When used in this Warrant, the words "HEREIN", "HEREOF", and "HEREUNDER" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "SECTION", "SCHEDULE", and "EXHIBIT" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                   (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

       Section 2.  EXERCISE OF WARRANT.

             (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first Advance Date, and prior to 11:59 P.M. Eastern Time on the Expiration Date, by (i) delivery of a written notice, in the form of the subscription notice attached as EXHIBIT A hereto (the "EXERCISE NOTICE"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the
 Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "AGGREGATE EXERCISE PRICE") in cash or wire transfer of immediately available funds or (B) notification to the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in
 Section 2(f)) and (iii) the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the second Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price (or notice of a Cashless Exercise) and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and, except for a Cashless Exercise, the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company. (the "EXERCISE DELIVERY DOCUMENTS"), credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, then the Company shall, on or before the second Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(e), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder's Exercise
 Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

             (b) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

             (c) No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

             (d) If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.5% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

             (e) If within ten (10) Business Days after the Companys receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2(b) hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) Business Day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

             (f) If the Warrant Shares are not covered by an effective registration statement for the resale of the Warrant Shares, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant to the extent then exercisable, in lieu of making payment of the Aggregate Exercise Price in cash, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

       Net Number = (A X B) - (A X C)
                    -----------------
                            B
             For purposes of the foregoing formula:

                  A= the total number of Warrant Shares with respect to which this Warrant is then being exercised.

                  B= the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

                  C=  the  Warrant   Exercise  Price  then  in  effect  for  the
                  applicable Warrant Shares at the time of such exercise.

      Section 3. COVENANTS AS TO COMMON STOCK. The Company hereby covenants and agrees as follows:

            (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

            (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

            (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

            (d) The Company shall promptly file a registration statement with the Securities and Exchange Commission to secure the listing of the Warrant Shares on the Principal Market in accordance with the terms and conditions regarding the registration rights of holders of Warrants set forth in the Registration Rights Agreement and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

            (e) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

            (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

      Section 4. TAXES. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

      Section 5. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this
Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

      Section 6. REPRESENTATIONS OF HOLDER. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "ACCREDITED INVESTOR"). Upon exercise of this
Warrant, other than pursuant to a Cashless Exercise, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of this Warrant, other than pursuant to a Cashless Exercise, that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

      Section 7.  OWNERSHIP AND TRANSFER.

            (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

            (b) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

      Section 8. ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

            (a) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "APPLICABLE PRICE") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

            (b) EFFECT ON WARRANT EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

                  (i) ISSUANCE OF OPTIONS. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion or exchange of such Convertible Security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

                  (iii) CHANGE IN OPTION PRICE OR RATE OF CONVERSION. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

            (c) EFFECT ON WARRANT EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

                  (i) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the Market Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

                  (ii) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

                  (iii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                  (iv) RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (d)  ADJUSTMENT  OF  WARRANT  EXERCISE  PRICE  UPON  SUBDIVISION  OR
COMBINATION OF COMMON STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (e) DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "DISTRIBUTION"), at any time after the issuance of this Warrant, then, in each such case:

                  (i) any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

                  (ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

            (f) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment pursuant to this Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

            (g)   NOTICES.

                  (i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                  (ii) The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                  (iii) The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

Section 9. PURCHASE RIGHTS; REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE.

            (a) In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

             (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC CHANGE". Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "ACQUIRING ENTITY") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (iii) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

      Section 10. FORCED CONVERSION. The Company shall have the right to force conversion provided that the Closing Bid Price of the Company's Common Stock is $10.00 or higher per share for ten (10) consecutive trading days.

      Section 11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

      Section 12. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

      If to the Holder:
            May Davis Group, Inc.
            1 World Trade Center, Suite 8735
            New York, NY 10048
            Telephone: (212) 775-7400
            Facsimile: (212) 775-8166
            Attention: Michael Jacobs

      With Copy to:
            Butler Gonzalez LLP
            1000 Stuyvesant Avenue
            Suite # 6
            Union, NJ  07083
            Telephone: (908) 810-8588
            Facsimile: (908) 810-0873
            Attention: David Gonzalez, Esq.

      If to the Company:
            European Micro Holdings, Inc.
            6073 N.W. 167th Street
            Unit C-25
            Miami, Fl 33015

            Telephone: (305) 825-2458
            Facsimile:   (305) 362-4854
            Attention: John B. Gallagher, Co-President

      With a copy to:
            Kirkpatrick & Lockhart
            201 Biscayne Blvd.
            Suite 2000
            Miami, Fl  33131
            Attention: Clayton Parker, Esq.
            Telephone:  (305) 539-3306
            Facsimile:  (305) 358-7095

If to a holder of this Warrant, to it at the address and facsimile number set forth in the Credit Agreement, with copies to such holder's representatives as set forth in such Credit Agreement, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile ,waiver or other communication, (or (B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      Section 13. DATE. The date of this Warrant is August 24_, 2000. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8(b) shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

      Section 14. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

      Section 15. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by John B. Gallagher, its Co-President, as of the 24th day of August, 2000.

                                       EUROPEAN MICRO HOLDINGS, INC.

                                       By:      ______________________________
                                          Name: John B. Gallagher
                                          Title: Co-President

                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

        TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                         EUROPEAN MICRO HOLDINGS, INC.

      The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of European Micro Holdings, Inc., a Nevada corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. Form of Warrant Exercise Price. The Holder intends that payment of the Warrant Exercise Price shall be made as:

            ____________      a    "CASH    EXERCISE"    with    respect    to
                              _________________ Warrant Shares; and/or

            ____________      a   "CASHLESS    EXERCISE"   with   respect   to
                              _______________ Warrant Shares (to the extent permitted by the terms of the Warrant).

      2. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

      3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______



   Name of Registered Holder

By:
      ------------------------
      Name:
      Title:

                                EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

      FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of European Micro Holdings, Inc., a Nevada corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

      Dated:  _________, ____




                                    ------------------------------------

                                    By:   _____________________________
                                    Its:  _____________________________

                                  APPENDIX "D"

                             FORM OF CLASS B WARRANT

THE SECURITIES  REPRESENTED BY THIS WARRANT HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

                          EUROPEAN MICRO HOLDINGS, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: 001                                       Number of Shares: 500,000
Date of Issuance: August 24, 2000




European Micro Holdings, Inc., a Nevada corporation (the "COMPANY"), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, May Davis Group, Inc., the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) Five Hundred Thousand (500,000) fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "WARRANT SHARES") at the purchase price per share provided in Section 1(b) below; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within 60 days of the Expiration Date. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

      Section 1.

            (a) PLACEMENT AGENT AGREEMENT. This Warrant is one of the common stock purchase warrants (the "WARRANTS") issued pursuant to the Placement Agent Agreement dated as of August 24, 2000 between the Company and May Davis Group, Inc. (the "PLACEMENT AGENT AGREEMENT").

            (b) DEFINITIONS. The following words and terms as used in this Warrant shall have the following meanings:

                  (i) "ADVANCE" means the amount of funds payable by the Investor to the Company on any Advance Date for the purchase of Common Stock pursuant to the Credit Agreement.

                  (ii) "ADVANCE DATE" means each date on which the Investor makes payment of an Advance to the Company pursuant to the Credit Agreement.

                  (iii) "ADVANCE NOTICE DATE" means each date on which the Company delivers to the Investor a notice requiring the Investor to make payment of an Advance to the Company pursuant to the Credit Agreement.

                  (iv) "APPROVED STOCK PLAN" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

                  (v) "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

                  (vi) "CLOSING BID PRICE" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("BLOOMBERG") through its "Volume at Price" function).

                  (vii) "COMMON STOCK" means (i) the Company's common stock, par value $0.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

                  (viii) "CREDIT AGREEMENT" means the Equity Line of Credit Agreement dated as of August 24, 2000 between the Company and the Investor named therein for the purchase of Common Stock by the Investor.

                  (ix) "EXCLUDED SECURITIES" means, provided such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) such options are issued after the date of this Warrant to employees of the Company within 30 days of such employee's starting his employment with the Company, and (II) the exercise price of such options is not less than the CLOSING BID PRICE of the Common Stock on the date of issuance of such option.

                  (x) "EXPIRATION DATE" means the date five (5) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "HOLIDAY"), the next date that is not a Holiday.

                  (xi)  "ISSUANCE DATE" means the date hereof.

                  (xii) "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  (xiii) "OTHER SECURITIES" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date of this Warrant, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date of this Warrant and (iii) the shares of Common Stock issuabale upon exercise of this Warrant.

                  (xiv) "PERSON" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

                  (xv) "PRINCIPAL MARKET" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by BLOOMBERG or, if no bid or sale information is reported for such security by BLOOMBERG, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

                  (xvi) "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated as of August 24, 2000 between the Company and May Davis with respect to the registration rights pertaining to the Common Stock issuable upon exercise of this Warrant.

                  (xvii) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  (xviii) "WARRANT" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

                  (xvix) "WARRANT EXERCISE PRICE" shall be $10.00 with respect to that number of Warrant Shares the holder is entitled to purchase on or after the Advance Date specified in the Advance Notice Date, as determined pursuant to Section 2(b) below.

                  (xx) "WARRANT SHARES" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

             (c)   OTHER DEFINITIONAL PROVISIONS.

                   (i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

                   (ii) When used in this Warrant, the words "HEREIN", "HEREOF", and "HEREUNDER", and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "SECTION", "SCHEDULE", and "EXHIBIT" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

                   (iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

       Section 2.  EXERCISE OF WARRANT.

             (a) Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first Advance Date, and prior to 11:59 P.M. Eastern Time on the Expiration Date, by (i) delivery of a written notice, in the form of the subscription notice attached as EXHIBIT A hereto (the "EXERCISE NOTICE"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) (A) payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise

 Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "AGGREGATE EXERCISE PRICE") in cash or wire transfer of immediately available funds or (B) notification to the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 2(f)) and (iii) the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the second Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price (or notice of a Cashless Exercise) and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and, except for a Cashless Exercise, the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company. (the "EXERCISE DELIVERY DOCUMENTS"), credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, then the Company shall, on or before the second Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 2(e), the holder of this Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised,. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder's Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

             (b) This Warrant shall be exercisable pro rata on or after each Advance Date with respect to that number of Warrant Shares equal to the product obtained by multiplying 500,000 by a fraction, the numerator of which is the amount of the Advance payable on the applicable Advance Date and the denominator of which is $20,000,000. Warrant Shares which become eligible for purchase on any Advance Date with respect to which this Warrant remains unexercised may be purchased on any subsequent Business Day for the applicable Warrant Exercise Price in accordance with the provisions of Section 2(a).

             (c) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised. The holder shall have the right to exchange this Warrant for a new warrant or warrants, at any time, such that one warrant represents the portion of this Warrant that is present exercisable and the other warrant represents the unexercisable portion of this Warrant as described in Section 2(b).

             (d) No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

             (e) If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.5% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

             (f) If within ten (10 ) Business Days after the Companys receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Sections 2(b) and 2(c) hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th ) Business Day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

             (g) If the Warrant Shares are not covered by an effective registration statement for the resale of the Warrant Shares, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant to the extent then exercisable, in lieu of making payment of the Aggregate Exercise Price in cash, elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):

       Net Number = (A X B) - (A X C)
                    -----------------
                            B
             For purposes of the foregoing formula:

                  A= the total number of Warrant Shares with respect to which this Warrant is then being exercised.

                  B= the Closing Bid Price of the Common Stock on the date of exercise of the Warrant.

                  C=  the  Warrant   Exercise  Price  then  in  effect  for  the
                  applicable Warrant Shares at the time of such exercise.

      For purposes of this paragraph 2(g), each portion of this Warrant on any Advance Date shall be treated as a separate Warrant.

      Section 3. COVENANTS AS TO COMMON STOCK. The Company hereby covenants and agrees as follows:

            (a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

            (b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

            (c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least 100% of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price.

            (d) The Company shall promptly file a registration statement with the Securities and Exchange Commission to secure the listing of the Warrant Shares on the Principal Market in accordance with the terms and conditions regarding the registration rights of holders of Warrants set forth in the Registration Rights Agreement and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

            (e) The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this

Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

            (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

      Section 4. TAXES. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

      Section 5. WARRANT HOLDER NOT DEEMED A STOCKHOLDER. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this
Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

      Section 6. REPRESENTATIONS OF HOLDER. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "ACCREDITED INVESTOR"). Upon exercise of this
Warrant, other than pursuant to a Cashless Exercise, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of this Warrant, other than pursuant to a Cashless Exercise, that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

      Section 7.  OWNERSHIP AND TRANSFER.

            (a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

            (b) The Company is obligated to register the Warrant Shares for resale under the Securities Act pursuant to the Registration Rights Agreement and the initial holder of this Warrant (and certain assignees thereof) is entitled to the registration rights in respect of the Warrant Shares as set forth in the Registration Rights Agreement.

      Section 8. ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES. For purposes of this Section 8, the portion of each Warrant which becomes exercisable on an Advance Date shall be treated as if it were a separate Warrant based on the Warrant Exercise Price as determined on the Advance Date and as if such portion of this Warrant were exercisable on the Issuance Date. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

            (a) ADJUSTMENT OF WARRANT EXERCISE PRICE AND NUMBER OF SHARES UPON ISSUANCE OF COMMON STOCK. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "APPLICABLE PRICE") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

            (b) EFFECT ON WARRANT EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

                  (i) ISSUANCE OF OPTIONS. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                  (ii) ISSUANCE OF CONVERTIBLE SECURITIES. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion or exchange of such Convertible Security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

                  (iii) CHANGE IN OPTION PRICE OR RATE OF CONVERSION. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

            (c) EFFECT ON WARRANT EXERCISE PRICE OF CERTAIN EVENTS. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

                  (i) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the Market Price of such securities on the date of receipt of such securities. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "VALUATION EVENT"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

                  (ii) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

                  (iii) TREASURY SHARES. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                  (iv) RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

            (d)  ADJUSTMENT  OF  WARRANT  EXERCISE  PRICE  UPON  SUBDIVISION  OR
COMBINATION OF COMMON STOCK. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

            (e) DISTRIBUTION OF ASSETS. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "DISTRIBUTION"), at any time after the issuance of this Warrant, then, in each such case:

                  (i) any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

                  (ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

            (f) CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant

Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided that no such adjustment pursuant to this Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this Section 8.

            (g)   NOTICES.

                  (i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

                  (ii) The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

                  (iii) The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

      Section   9.   PURCHASE    RIGHTS;    REORGANIZATION,    RECLASSIFICATION,
CONSOLIDATION, MERGER OR SALE.

            (a) In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "PURCHASE RIGHTS"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

             (b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "ORGANIC CHANGE". Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "ACQUIRING ENTITY") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

      Section 10. FORCED CONVERSION. The Company shall have the right to force conversion provided that the Closing Bid Price of the Company's Common Stock is $15.00 or higher per share for ten (10) consecutive trading days.

      Section 11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

      Section 12. NOTICE. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party, transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

      If to the Holder:
            May Davis Group, Inc.
            1 World Trade Center, Suite 8735
            New York, NY 10048
            Telephone: (212) 775-7400
            Facsimile: (212) 775-8166
            Attention:  Michael Jacobs
      with Copy to:
            Butler Gonzalez LLP
            1000 Stuyvesant Avenue

            Suite # 6
            Union, NJ  07083
            Telephone: (908) 810-8588
            Facsimile:  (908) 810-0973
            Attention: David Gonzalez, Esq.


      If to the Company:
            European Micro Holdings, Inc.
            6073 N.W. 167th Street
            Unit C-25
            Miami, Fl  33015
            Telephone: (305) 825-2458
            Facsimile:   (305) 362-4854
            Attention: John B. Gallagher, Co-President

      with a copy to:

            Kirkpatrick & Lockhart
            201 Biscayne Blvd.
            Suite 2000
            Miami, Fl  33131
            Telephone:  (305) 539-3306
            Facsimile:  (305) 358-7095
            Attention: Clayton Parker, Esq.

If to a holder of this Warrant, to it at the address and facsimile number set forth in the Credit Agreement, with copies to such holder's representatives as set forth in such Credit Agreement, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, or (B)provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

      Section 13. DATE. The date of this Warrant is August 24, 2000. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section (b) shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

      Section 14. AMENDMENT AND WAIVER. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

      Section 15. DESCRIPTIVE HEADINGS; GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York, or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by John B. Gallagher, its Co-President, as of the 24th day of August, 2000.

                                       EUROPEAN MICRO HOLDINGS, INC.

                                       By:      ______________________________
                                          Name: John B. Gallagher
                                          Title:  Co-President

                              EXHIBIT A TO WARRANT

                                SUBSCRIPTION FORM

       TO               BE EXECUTED BY THE  REGISTERED  HOLDER TO EXERCISE  THIS
                        WARRANT
                        EUROPEAN MICRO HOLDINGS, INC.

      The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock ("WARRANT SHARES") of European Micro Holdings, Inc., a Nevada corporation (the "COMPANY"), evidenced by the attached Warrant (the "WARRANT"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

      1. Form of Warrant Exercise Price. The Holder intends that payment of the Warrant Exercise Price shall be made as:

            ____________      a    "CASH    EXERCISE"    with    respect    to
                              _________________ Warrant Shares; and/or

            ____________      a   "CASHLESS    EXERCISE"   with   respect   to
                              _______________ Warrant Shares (to the extent permitted by the terms of the Warrant).

      2. Payment of Warrant Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the sum of $___________________ to the Company in accordance with the terms of the Warrant.

      3. Delivery of Warrant Shares. The Company shall deliver to the holder __________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______



   Name of Registered Holder

By:
      ------------------------
      Name:
      Title:

                                EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

      FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of European Micro Holdings, Inc., a Nevada corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.

      Dated:  _________, ____




                                    ------------------------------------

                                    By:   _____________________________
                                    Its:  _____________________________

                                  APPENDIX "E"

                          REGISTRATION RIGHTS AGREEMENT

      REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of August 24, 2000, by and among EUROPEAN MICRO HOLDINGS, INC., a Nevada corporation, with its principal office located at 6073 N.W. 167th Street, Unit C-25 Miami, Fl (the "COMPANY"), and May Davis Group, Inc., with its principal office at One World Trade Center, Suite 8735, New York, NY ("MAY DAVIS").

      WHEREAS:

      A. In connection with the Placement Agent Agreement between the parties hereto of even date herewith (the "PLACEMENT AGENT AGREEMENT"), the Company has agreed to issue common stock purchase warrants to purchase an aggregate of one million (1,000,000) shares of the Company's common stock, par value $0.01 per share (the "COMMON STOCK"), at various exercise prices for a term of five (5) years from the date of issuance of such warrants (individually, a "WARRANT" and collectively, the "WARRANTS"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Placement Agent Agreement.

      B. To induce the Placement Agent to enter to execute and deliver the Placement Agent Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws, with respect to the shares of Common Stock issuable upon exercise of the Warrants (the "WARRANT SHARES").

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Warrant Holders hereby agree as follows:

      1.    DEFINITIONS.

            As used in this Agreement, the following terms shall have the following meanings:

            a. "WARRANT HOLDER" means a Warrant Holder and any transferee or assignee thereof to whom an Warrant Holder assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

            b. "PERSON" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

            c.  "REGISTER,"   "REGISTERED,"  and   "REGISTRATION"   refer  to  a
registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            d. "REGISTRABLE SECURITIES" means the shares of Common Stock issuable to Warrant Holders upon conversion of the Warrants issues pursuant to the Placement Agent Agreement.

            e. "REGISTRATION STATEMENT" means a registration statement under the 1933 Act which covers the Registrable Securities.

      2.    REGISTRATION.

            a. MANDATORY REGISTRATION. The Company shall prepare and file with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration, subject to the provisions of Section 2(b). The Company shall cause such Registration Statement to be declared effective by the SEC prior to the first conversion by the Warrant Holders of the Warrants issued pursuant to the Placement Agent Agreement.

            b. INELIGIBILITY FOR FORM S-3. In the event that Form S-3 is not available for the registration of Registrable Securities hereunder, the Company shall (i) register the sale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

            c. SUFFICIENT NUMBER OF SHARES REGISTERED. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities which are issuable to the Warrant Holders upon conversion of the Warrants issued pursuant to the Placement Agent Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities issuable to the Warrant Holders upon conversion of the Warrants issued pursuant to the Placement Agent Agreement as soon as practicable, but in any event not later than fifteen (15) business days after the necessity therefore arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable upon conversion of the Warrants is greater than the number of shares available for resale under such Registration Statement.

      3.    RELATED OBLIGATIONS.

            a. The Company shall keep the Registration Statement effective during the term of the Warrant pursuant to Rule 415 at all times until the date on which the Warrant Holder shall have sold all the Registrable Securities covered by such Registration Statement (the "REGISTRATION Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

            b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration
Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

            c.  The  Company  shall   furnish  to  each  Warrant   Holder  whose
Registrable Securities are included in any Registration Statement, without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Warrant Holder may reasonably request) and (iii) such other documents as such Warrant Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Warrant Holder.

            d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Warrant Holder reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws,
(x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Warrant Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            e. As promptly as practicable after becoming aware of such event or development, the Company shall notify each Warrant Holder in writing of the happening of any event as a result of which the prospectus included in a
Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Warrant Holder. The Company shall also promptly notify each Warrant Holder in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Warrant Holder by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

            f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Warrant Holder who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            g. At the reasonable request of any Warrant Holder, the Company shall furnish to such Warrant Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Warrant Holder may reasonably request (i) a letter, dated such date, from the

Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Warrant Holders.

            h. The Company shall make available for inspection by (i) any Warrant Holder and (ii) one firm of accountants or other agents retained by the Warrant Holders (collectively, the "INSPECTORS") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Warrant Holder hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Warrant Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Warrant Holder has knowledge. Each Warrant Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

            i. The Company shall hold in confidence and not make any disclosure of information concerning a Warrant Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Warrant Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Warrant Holder and allow such Warrant Holder, at the Warrant Holder's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or The Nasdaq SmallCap

Market or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

            k. The Company shall cooperate with the Warrant Holders who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Warrant Holders may reasonably request and registered in such names as the Warrant Holders may request.

            l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

            m. The Company shall make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

            n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

            o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Warrant Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

            p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Warrant Holders of Registrable Securities pursuant to a Registration Statement.

      4.    OBLIGATIONS OF THE WARRANT HOLDERS.

            Each Warrant Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Warrant Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Warrant Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Warrant Holder in accordance with the terms of the Placement Agreement in connection with any sale of Registrable Securities with respect to which an Warrant Holder has entered into a contract for sale prior to the Warrant Holder's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(f) or the first sentence of 3(e) and for which the Warrant Holder has not yet settled.

      5.    EXPENSES OF REGISTRATION.

            All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

      6.    INDEMNIFICATION.

            With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

            a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Warrant Holder, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Warrant Holder within the meaning of the 1933 Act or the 1934 Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively,

"VIOLATIONS"). The Company shall reimburse the Warrant Holders and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Warrant Holders to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Warrant Holders pursuant to Section 9.

            b. In connection with a Registration Statement, each Warrant Holders agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Warrant Holders expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Warrant Holders will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Warrant Holders, which consent shall not be unreasonably withheld; provided, further, however, that the Warrant Holders shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Warrant Holders as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Warrant Holders pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Warrant Holders prior to such Warrant Holders' use of the prospectus to which the Claim relates.

            c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Warrant Holders holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

            d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            e. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified

Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

      7.    CONTRIBUTION.

            To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

      8.    REPORTS UNDER THE 1934 ACT.

            With a view to making available to the Warrant Holders the benefits of Rule 144 promulgated under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the Warrant Holders to sell securities of the Company to the public without registration ("RULE 144") the Company agrees to:

            a. make and keep public information available, as those terms are understood and defined in Rule 144;

            b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Placement Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to each Warrant Holder so long as such Warrant Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Warrant Holders to sell such securities pursuant to Rule 144 without registration.

      9.    ASSIGNMENT OF REGISTRATION RIGHTS.

            The rights under this Agreement shall be automatically assignable by the Warrant Holders to any transferee of all or any portion of Registrable Securities if: (i) the Warrant Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and
(b) the securities with respect to which such registration rights are being transferred or assigned; (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iv) such transfer shall have been made in accordance with the applicable requirements of the Placement Agent Agreement.

      10.   AMENDMENT OF REGISTRATION RIGHTS.

            Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Warrant Holders who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Warrant Holders and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

      11.   MISCELLANEOUS.

            a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

            b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party; or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  EUROPEAN MICRO HOLDINGS, INC.
                  6073 N.W. 167th Street
                  Unit C-25
                  Miami, Fl  33015

                  Telephone:  (305) 825-2458
                  Facsimile:  (305) 362-4854

                  Attention:  John B. Gallagher
      With Copy to:

If to a Warrant Holder, to its address and facsimile number on the Schedule of Warrant Holders attached hereto, with copies to such Warrant Holder's representatives as set forth on the Schedule of Warrant Holders or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimilie waiver or other communication, (B) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

            c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and the Warrant Holders as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            e. This Agreement, the Placement Agent Agreement and the Escrow Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Placement Agent Agreement and the Escrow Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

            f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. All consents and other determinations to be made by the Warrant Holders pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by Warrant Holders holding a majority of the Registrable Securities.

            k. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

            l. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

      IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                    EUROPEAN MICRO HOLDINGS, INC.


                                    By:   ____________________________________
                                          Name: John B. Gallagher
                                          Title: Co-President



                                    MAY DAVIS GROUP, INC.

                                    By:   ____________________________________
                                          Name: Michael Jacobs
                                          Title:ManagingDirector

                           SCHEDULE OF WARRANT HOLDERS

--------------------------------------------------------------------------------



                                                         WARRANT HOLDER'S
                       WARRANT HOLDER ADDRESS        REPRESENTATIVES' ADDRESS
WARRANT HOLDER NAME     AND FACSIMILE NUMBER           AND FACSIMILE NUMBER

--------------------------------------------------------------------------------
Mark A. Angelo
Joseph Donahue       One World Trade Center       One World Trade Center
Robert Farrell       87th Floor                   87th Floor
Hunter Singer        New York, NY  10048          New York, NY  10048
Persia Consulting    Facsimile : (212) 774-8166   Facsimile : (212) 774-8166
Group

                                                                       EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

[TRANSFER AGENT]

ATTN:
     -------------------

            Re:   EUROPEAN MICRO HOLDINGS, INC.

Ladies and Gentlemen:

      We are counsel to European Micro Holdings, Inc., a Nevada corporation (the "COMPANY"), and have represented the Company in connection with that certain Equity Line of Placement Agent Agreement (the "PLACEMENT AGENT AGREEMENT") entered into by and among the Company and the Warrant Holders named therein (collectively, the "WARRANT HOLDERS") pursuant to which the Company issued to the Warrant Holders shares of its Common Stock, par value $0.01 per share (the "COMMON STOCK") upon conversion of the Warrants. Pursuant to the Placement Agent Agreement, the Company also has entered into a Registration Rights Agreement with the Warrant Holders (the "REGISTRATION RIGHTS AGREEMENT") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "REGISTRATION STATEMENT") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Warrant Holders as a selling stockholder thereunder.

      In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                    Very truly yours,

                                    [ISSUER'S COUNSEL]

                                    By:
                                       ---------------------------------
cc:   [LIST NAMES OF WARRANT HOLDERS]

                                  APPENDIX "F"

                         EUROPEAN MICRO HOLDINGS, INC..

                            PLACEMENT AGENT AGREEMENT



                                            Dated as of: August 24, 2000



May Davis Group, Inc.
One World Trade Center - Suite 8735
New York, New York, 10048

Ladies and Gentlemen:

      The undersigned, European Micro Holdings, Inc., (the "Company"), hereby agrees with May Davis Group, Inc. ("May Davis") as follows:

      1. OFFERING. The Company hereby engages May Davis to act as its exclusive placement agent in connection with the Credit Agreement (as defined herein) for the issuance and sale by the Company (the "Offering") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), at a price per share equal to the Purchase Price, as that term is defined in the Equity Line of Credit Agreement dated the date hereof between the Company and the investor named therein ( the "Credit Agreement"), for an aggregate price of $20,000,000. All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them as in the Credit Agreement. The Investor will be granted certain registration rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof, and May Davis will be granted common stock purchase warrants and certain registration rights as described herein. The documents to be executed and delivered in connection with the Offering, including but not limited to this Agreement, the Credit Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants (as hereinafter defined) and the Placement Agent's Registration Rights Agreement (as hereinafter defined) are referred to sometimes hereinafter collectively as the "Offering Materials." The Company's Common Stock and the Placement Agent's Warrants are sometimes referred to hereinafter collectively as the "Securities." May Davis shall not be obligated to sell any Securities and this Offering by May Davis shall be solely on a "best efforts basis."

      2.    INFORMATION.

      A. Upon the occurrence of each Closing, the funds received in respect of the shares of Common Stock purchased by the Investor will be disbursed in accordance with the terms of the Credit Agreement, net of (i) the commission payable to May Davis, equal to seven percent (7%) of the gross proceeds from the sale of Common Stock, and (ii) legal fees and other expenses related thereto due to May Davis's counsel and the Escrow Agent.

      B. In addition to the foregoing compensation, the Company shall issue to May Davis upon the execution of the Credit Agreement the following: (i) a warrant in substantially the form annexed hereto to purchase 500,000 shares of Common Stock at an exercise price per share of $7.00, exercisable in part or in whole at any time by May Davis at its discretion for a period of sixty (60) months from the date of issuance (the "Class A Warrant"), and (ii) a warrant in substantially the same form annexed hereto to purchase 500,000 shares of Common Stock at an exercise price equal of $10.00, exercisable pro rata on the basis of the number of shares of Common Stock issuable on each Advance Date for a period of sixty months from the date of issuance (the "Class B Warrant"), (the Class A Warrant and the Class B Warrant are referred to collectively as the "Placement Agent's Warrants"). The Placement Agent's Warrants shall be issued to the individuals and in the amounts set forth on Schedule A. The Company may redeem the "A" Warrants at a redemption price of $.01 per share provided that the Bid Price for the Common Stock equals $10.00 or higher per share for a period of ten
(10) consecutive Trading Days, as described in the Placement Agent's Warrants and redeem the "B" Warrants at a redemption price of $.01 per share provided that the Bid Price for the Common Stock equals $15.00 or higher per share for a period of ten (10) consecutive Trading Days, as described in the Placement Agent's Warrants. May Davis shall be entitled to certain demand registration rights with respect to the shares of Common Stock issuable upon exercise of the Warrants pursuant to a registration rights agreement in substantially the same form annexed hereto (the "Placement Agent's Registration Rights Agreement").

      3.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF MAY DAVIS.

      A.    May Davis represents, warrants and covenants as follows:

            (i) May Davis has the necessary power to enter into this Agreement, the Placement Agent's Warrants, the Placement Agent's Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby.

            (ii) The execution and delivery by May Davis of this Agreement, the Placement Agent's Warrants, the Placement Agent's Registration Rights Agreement and the consummation of the transactions contemplated herein and therein will not result in any violation of, or be in conflict with, or constitute a default under, any agreement or instrument to which May Davis is a party or by which May Davis or its properties are bound, or any judgment, decree, order or, to May Davis's knowledge, any statute, rule or regulation applicable to May Davis. This Agreement, the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement when executed and delivered by May Davis, will constitute the legal, valid and binding obligations of May Davis, enforceable in accordance with their respective terms, except to the extent that (a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity, or (c) the indemnification provisions hereof or thereof may be held to be vilative of public policy.

            (iii) Upon receipt of an executed Credit Agreement, a Registration Rights Agreement and Escrow Agreement and the documents related thereto, May Davis will, through the Escrow Agent, promptly forward copies of the Credit Agreement, Registration Rights Agreement and Escrow Agreement and the documents related thereto to the Company or its counsel.

            (iv) May Davis will not deliver any documents related to the Offering to any person it does not reasonably believe to be an Accredited Investor.

            (v) May Davis will not intentionally take any action that it reasonably believes would cause the Offering to violate the provisions of the 1933 Act, the 1934 Act, the respective rules and regulations promulgated there under (the "Rules and Regulations") or applicable "Blue Sky" laws of any state or jurisdiction.

            (vi) May Davis shall use all reasonable efforts to determine (a) whether the Investor is an Accredited Investor and (b) that any information furnished by the Investor is true and accurate. May Davis shall have no obligation to insure that (x) any check, note, draft or other means of payment for the Common Stock will be honored, paid or enforceable against the Investor in accordance with its terms, or (y) subject to the performance of May Davis's obligations and the accuracy of May Davis's representations and warranties hereunder, (1) the Offering is exempt from the registration requirements of the 1933 Act or any applicable state "Blue Sky" law or (2) the Investor is an Accredited Investor.

            (vii) May Davis is a member of the National Association of Securities Dealers, Inc., and is a broker-dealer registered as such under the 1934 Act and under the securities laws of the states in which the Securities will be offered or sold by May Davis, unless an exemption for such state registration is available to May Davis. May Davis is in compliance with all material rules and regulations applicable to May Davis generally and applicable to May Davis's participation in the Offering.

      4.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

      A.    The Company represents and warrants as follows:

            (i) The execution, delivery and performance of each of this Agreement, the Credit Agreement, the Escrow Agreement, the Placement Agent's Registration Rights Agreements, the Placement Agent's Warrants and the Investor's Registration Rights Agreement has been or will be duly and validly authorized by the Company and is, or with respect to this Agreement, the Credit Agreement, the Escrow Agreement, the Placement Agent's Registration Rights Agreements, the Placement Agent's Warrants and the Investor's Registration Rights Agreement will be, a valid and binding agreement of the Company, enforceable in accordance with its respective terms, except to the extent that
(a) the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, (b) the enforceability hereof or thereof is subject to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be violative of public policy. The Securities to be issued pursuant to the transactions contemplated by this Agreement, the Credit Agreement and the Placement Agent's Warrants have been duly authorized and, when issued and paid for in accordance with (x) this Agreement, the Credit Agreement and the Placement Agent's Warrants and the certificates/instruments representing such Securities, (y) will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect and affecting the rights of creditors generally, and
(2) the enforceability thereof is subject to general principles of equity. All corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken by the Company.

            (ii) The  Company  has a duly  authorized,  issued  and  outstanding capitalization as set forth in the Credit Agreement. The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and the agreements described herein and as described in the Credit Agreement. All issued and outstanding securities of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive rights with respect thereto and are not subject to personal liability solely by reason of being security holders; and none of such securities was issued in violation of the preemptive rights of any holders of any security of the Company. The Company has 20,000,000 shares of authorized Common Stock, 4,933,900 of which will be issued and outstanding as of the date hereof.

            (iii) The Common Stock to be issued in accordance with Credit Agreement has been duly authorized and when issued and paid for in accordance with the this Agreement, the Credit Agreement, the Placement Agent's Warrants and the certificates/instruments representing such Common Stock, will be validly issued, fully-paid and non-assessable; the holders thereof will not be subject to personal liability solely by reason of being such holders; such securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

            (iv) The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property necessary to conduct its business (including, without limitation any real or personal property stated in the Offering Materials to be owned or leased by the Company), free and clear of all liens, encumbrances, claims, security interests and defects of any material nature whatsoever, other than those set forth in the Offering Materials and liens for taxes not yet due and payable.

            (v) There is no litigation or governmental proceeding pending or, to the best of the Company's knowledge, threatened against, or involving the properties or business of the Company, except as set forth in the Offering Materials.

            (vi) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada. Except as set forth in the Offering Materials, the Company does not own or control, directly or indirectly, an interest in any other corporation, partnership, trust, joint venture or other business entity. The Company is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which the character of its operations requires such qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority, and all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies (domestic and foreign) to conduct its businesses (and proposed business) as described in the Offering Materials. Any disclosures in the Offering Materials concerning the effects of foreign, federal, state and local regulation on the Company's businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The Company has all corporate power and authority to enter into this Agreement, the Credit Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement to carry out the provisions and conditions hereof and thereof, and all consents, authorizations, approvals and orders required in connection herewith and therewith have been obtained. No consent, authorization or order of, and no filing with, any court, government agency or other body is required by the Company for the issuance of the Securities or execution and delivery of the Credit Agreement, Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement except for applicable federal and state securities laws. The Company, since its inception, has not incurred any liability arising under or as a result of the application of any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

            (vii) There has been no material adverse change in the condition or prospects of the Company, financial or otherwise, from the latest dates as of which such condition or prospects, respectively, are set forth in the Offering Materials, and the outstanding debt, the property and the business of the Company conform in all material respects to the descriptions thereof contained in the Offering Materials.

            (viii) Except as set forth in the Offering Materials, the Company is not in breach of, or in default under, any term or provision of any material indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected. The Company is not in violation of any provision of its charter or by-laws or in violation of any franchise, license, permit, judgment, decree or order, or in violation of any material statute, rule or regulation. Neither the execution and delivery of this Agreement, the Credit Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants, the Placement Agent's Registration Rights Agreement nor the issuance and sale or delivery of the Securities, nor the consummation of any of the transactions contemplated herein or in the Credit Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants, or the Placement Agent's Registration Rights Agreement, nor the compliance by the Company with the terms and provisions hereof or thereof, has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and provisions of, or has constituted or will constitute a default under, or has resulted in or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or pursuant to the terms of any indenture, mortgage, deed of trust, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default, lien, charge or encumbrance would not have a material adverse effect on the Company and (b) as described in the Offering Materials; nor will such action result in any violation of the provisions of the charter or the by-laws of the Company or, assuming the due performance by May Davis of its obligations hereunder, any material statute or any material order, rule or regulation applicable to the Company of any court or of any foreign, federal, state or other regulatory authority or other government body having jurisdiction over the Company.

            (ix) Subsequent to the dates as of which information is given in the Offering Materials, and except as may otherwise be indicated or contemplated herein or therein, the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, or (b) entered into any transaction other than in the ordinary course of business, or
(c) declared or paid any dividend or made any other distribution on or in respect of its capital stock. Except as described in the Offering Materials, the

Company has no outstanding obligations to any officer or director of the Company.

            (x) There are no claims for services in the nature of a finder's or origination fee with respect to the sale of the Common Stock or any other arrangements, agreements or understandings that may affect May Davis's compensation, as determined by the National Association of Securities Dealers, Inc.

            (xi) The Company owns or possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) and, except as set forth in the Offering Materials, there is no claim or action by any person pertaining to, or proceeding, pending or threatened, which challenges the exclusive rights of the Company with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material adverse effect on the Company; the Company's current products, services or processes do not infringe or will not infringe on the patents currently held by any third party.

            (xii) Except as described in the Offering Materials, the Company is not under any obligation to pay royalties or fees of any kind whatsoever to any third party with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications, licenses or technology it has developed, uses, employs or intends to use or employ, other than to their respective licensors.

            (xiii) Subject to the performance by May Davis of its obligations hereunder, the Credit Agreement and the offer and sale of the Securities comply, and will continue to comply, up to the Commitment Period (as defined in the Credit Agreement) in all material respects with the requirements of Rule 506 of Regulation D promulgated by the SEC pursuant to the 1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto nor any documents prepared by the Company in connection with the Offering will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All statements of material facts in the Offering Materials are true and correct as of the date of the Offering Materials and will be true and correct on the date of the Closing.

            (xiv) All material taxes which are due and payable from the Company have been paid in full or adequate provision has been made for such taxes on the books of the Company except for those taxes disputed in good faith the Company does not have any tax deficiency or claim outstanding assessed or proposed against it.

            (xv) None of the Company nor any of its officers, directors, employees or agents, nor any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who is or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction) which (A) might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding, or (B) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company as reflected in any of the financial statements contained in the Offering Materials, or (C) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company in the future.

      5.    CERTAIN COVENANTS AND AGREEMENTS OF THE COMPANY.

      The Company covenants and agrees at its expense and without any expense to May Davis as follows:

      A. To advise May Davis of any material adverse change in the Company's financial condition, prospects or business or of any development materially affecting the Company or rendering untrue or misleading any material statement in the Offering Materials occurring at any time prior to any Advance Date as soon as the Company is either informed or becomes aware thereof.

      B. To use its best efforts to cause the Common Stock issuable in connection with the Credit Agreement and upon exercise of the Placement Agent's Warrants to be qualified or registered for sale on terms consistent with those stated in the Investor's Registration Rights Agreement and the Placement Agent's Registration Rights Agreement, respectively, and under the securities laws of such jurisdictions as May Davis and the Investor shall reasonably request, provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation. Qualification, registration and exemption charges and fees shall be at the sole cost and expense of the Company.

      C. Upon written request, to provide and continue to provide the to each holder of Securities, copies of all quarterly financial statements and audited annual financial statements prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public disclosure and all documents delivered to the Company's stockholders.

      D. To deliver, during the Commitment Period, to May Davis, upon May Davis's request, in the manner provided in Section 10(B) of this Agreement, within forty five (45) days after the end of each of the first three quarters of each fiscal year of the Company, commencing with the first quarter ending after the Commitment Period, a statement of its income for each such quarterly period, and its balance sheet and a statement of changes in stockholders' equity as of the end of such quarterly period, all in reasonable detail, certified by its principal financial or accounting officer; (ii) within ninety (90) days after the close of each fiscal year, its balance sheet as of the close of such fiscal year, together with a statement of income, a statement of changes in stockholders' equity and a statement of cash flow for such fiscal year, such balance sheet, statement of income, statement of changes in stockholders' equity and statement of cash flow to be in reasonable detail and accompanied by a copy of the certificate or report thereon of independent auditors if audited financial statements are prepared; and (iii) a copy of all documents, reports and information furnished to its stockholders at the time that such documents, reports and information are furnished to its stockholders.

      E.    To  comply   with  the  terms  of  the   Credit   Agreement,   the
Registration Rights Agreement, the Escrow Agreement, the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement.

      F. To keep available out of its authorized Common Stock solely for the purpose of issuance upon the exercise of the Placement Agent's Warrant, such number of shares of Common Stock as shall then be issuable upon the exercise or conversion thereof.

      G. To issue to May Davis, or May Davis's designee, upon the execution of the Credit Agreement, the Placement Agent Warrants to purchase 1,000,000 shares of Common Stock in the form substantially as annexed hereto.

      H. To ensure that any transactions between or among the Company, or any of its officers, directors and affiliates be on terms and conditions that are no less favorable to the Company, than the terms and conditions that would be available in an "arm's length" transaction with an independent third party.

      6.    INDEMNIFICATION.

            A. The Company hereby agrees that it will indemnify and hold May Davis and each officer, director, shareholder, employee or representative of May Davis, and each person controlling, controlled by or under common control with May Davis within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the SEC's rules and regulations promulgated there under (the "Rules and Regulations"), harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which May Davis or such indemnified person of May Davis may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in (a) Section 4 of this Agreement, (b) the Offering Materials (except those written statements relating to May Davis given by an indemnified person for inclusion therein), (c) any application or other document or written communication executed by the Company or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock under the securities laws thereof, or any state securities commission or agency; (ii) the omission or alleged omission from documents described in clauses (a), (b) or (c) above of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) the breach of any representation, warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an indemnified person, at any time or from time to time, it will promptly reimburse such indemnified person for any loss, claim, damage, liability, cost or expense actually and reasonably paid by the indemnified person as to which the Company has indemnified such person pursuant hereto. Notwithstanding the foregoing provisions of this Paragraph 6(A), any such payment or reimbursement by the Company of fees, expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent jurisdiction (after all appeals or the expiration of time to appeal) is entered against May Davis or such indemnified person as a direct result of May Davis or such person's gross negligence or willful misfeasance will be promptly repaid to the Company.

      B. May Davis hereby agrees that it will indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations, harmless from and against any and all loss, claim, damage, liability, cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other expenses and disbursements incurred in connection with investigating, preparing to defend or defending any action, suit or proceeding, including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing or preparing for appearance as a witness in any action, suit or proceeding, including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation, common law or otherwise, arising out of or based upon (i) the conduct of May Davis or its officers, employees or representatives in its acting as Placement Agent for the Offering or (ii) the breach of any representation, warranty, covenant or agreement made by May Davis in this Agreement (iii) any false or misleading information provided to the Company by one of the May Davis indemnified persons.

      C. Promptly after receipt by an indemnified party of notice of commencement of any action covered by Section 6(A) or 6(B), the party to be indemnified shall, within five (5) business days, notify the indemnifying party of the commencement thereof; the omission by one indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other indemnified party that has given such notice and shall not relieve the indemnifying party of any liability outside of this indemnification if not materially prejudiced thereby. In the event that any action is brought against the indemnified party, the indemnifying party will be entitled to participate therein and, to the extent it may desire, to assume and control the defense thereof with counsel chosen by it which is reasonably acceptable to the indemnified party. After notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such
Section 6(A) or 6(B) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but the indemnified party may, at its own expense, participate in such defense by counsel chosen by it, without, however, impairing the indemnifying party's control of the defense. Subject to the proviso of this sentence and notwithstanding any other statement to the contrary contained herein, the indemnified party or parties shall have the right to choose its or their own counsel and control the defense of any action, all at the expense of the indemnifying party if, (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action at the expense of the indemnifying party, or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstance, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No settlement of any action or proceeding against an indemnified party shall be made without the consent of the indemnifying party.

      D. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Section 6(A) or 6(B) is due in accordance with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and May Davis shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with the investigation or defense of same) which the other may incur in such proportion so that May Davis shall be responsible for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to May Davis and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(D), any person controlling, controlled by or under common control with May Davis, or any partner, director, officer, employee, representative or any agent of any thereof, shall have the same rights to contribution as May Davis and each person controlling, controlled by or under common control with the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act and each officer of the Company and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the other party under this
Section 6(D), notify such party from whom contribution may be sought, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any obligation they may have hereunder or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby. The indemnity and contribution agreements contained in this
Section 6 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified person or any termination of this Agreement.

      7.    PAYMENT OF EXPENSES.

      The Company hereby agrees to bear all of the expenses in connection with the Offering, including, but not limited to the following: filing fees, printing and duplicating costs, advertisements, postage and mailing expenses with respect to the transmission of Offering Materials, registrar and transfer agent fees, Escrow Agent fees and expenses, fees of the Company's counsel and accountants, issue and transfer taxes, if any, and counsel fees and expenses (such counsel fees not to exceed $25,000 plus out of pocket expenses).

      8.    CONDITIONS OF EACH CLOSING

      Each Closing shall be held at the offices of May Davis or its counsel. The obligations of May Davis hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company herein as of the date hereof and as of each Advance Date with respect to the Company as if it had been made on and as of such Advance Date; the accuracy on and as of each Advance Date of the statements of the officers of the Company made pursuant to the provisions hereof; and the performance by the Company on and as of each Closing of its covenants and obligations hereunder and to the following further conditions:

      A. At each Closing, May Davis shall receive the opinion of Kirkpatrick & Lockhart_, dated as of the date of the Closing, which opinion shall be in form and substance reasonably satisfactory to counsel for May Davis.

      B. At or prior to each Closing, counsel for May Davis shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Agreement and the Offering Materials, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

      C. At and prior to each Closing, (i) there shall have been no material adverse change nor development involving a prospective change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Offering Materials; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company which has not been disclosed in the Offering Materials or to May Davis in writing; (iii) except as set forth in the Offering Materials, the Company shall not be in default under any provision of any instrument relating to any outstanding indebtedness for which a waiver or extension has not been otherwise received; (iv) except as set forth in the Offering Materials, the Company shall not have issued any securities (other than those to be issued as provided in the Offering Materials) or declared or paid any dividend or made any distribution of its capital stock of any class and there shall not have been any change in the indebtedness (long or short term) or liabilities or obligations of the Company (contingent or otherwise); (v) no material amount of the assets of the Company shall have been pledged or mortgaged, except as indicated in the Offering Materials; and (v) no action, suit or proceeding, at law or in equity, against the Company or affecting any of its properties or businesses shall be pending or threatened before or by any court or federal or state commission, board or other administrative agency, domestic or foreign, wherein an unfavorable decision, ruling or finding could materially adversely affect the businesses, prospects or financial condition or income of the Company, except as set forth in the Offering Materials.

      D. At each Closing, May Davis shall have received a certificate of the Company signed by an executive officer and chief financial officer, dated as of the applicable Advance Date, to the effect that the conditions set forth in subparagraph (C) above have been satisfied and that, as of the applicable Advance Date, the representations and warranties of the Company set forth herein are true and correct.

      E. At the initial Closing, the Company shall have duly executed and delivered to May Davis, or its designees, the Placement Agent's Warrants, in the names and denominations specified by May Davis.

      9.    TERMINATION.

      This Agreement shall be co-terminus with, and terminate upon the same terms and conditions as those set forth in, the Credit Agreement. The rights of the Investor and the obligations of the Company under the Registration Rights Agreement, and the rights of May Davis and the obligations of the Company under the Placement Agent's Warrants and the Placement Agent's Registration Rights Agreement shall survive the termination of this Agreement unabridged.

      10.   MISCELLANEOUS.

      A. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all which shall be deemed to be one and the same instrument.

      B. Any notice required or permitted to be given hereunder shall be given in writing and shall be deemed effective when deposited in the United States mail, postage prepaid, or when received if personally delivered or faxed ( upon confirmation of receipt received by the sending party), addressed as follows:

      To May Davis:
            May Davis Group, Inc.
            One World Trade Center - Suite 8735
            New York, New York  10048
            Attention: Michael Jacobs

      with a copy to:
            Butler Gonzalez LLP
            1000 Stuyvesant Avenue
            Suite #6
            Union, NJ  07083
            Fax: (908) 810-0973
            Attention: David Gonzalez, Esq.

      To the Company:
            European Micro Holdings, Inc.
            6073 N.W. 167th Street
            Unit C-25
            Miami, Fl  33015
            Attention: John B. Gallagher

      with copy to:
            Kirkpatrick & Lockhart
            201 Biscayne Blvd.
            Suite 2000
            Miami, Fl  33131
            Attention: Clayton Parker, Esq.
or to such other address of which written notice is given to the others.

      C. This Agreement shall be governed by and construed in all respects under the laws of the State of New York, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement shall be brought and prosecuted in such federal or state court or courts located within the State of New York as provided by law. The parties hereby irrevocably and unconditionally consent to the jurisdiction of each such court or courts located within the State of New York and to service of process by registered or certified mail, return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally waive any right to claim that any suit, action, proceeding or litigation so commenced has been commenced in an inconvenient forum.

      D. This Agreement and the other agreements referenced herein contain the entire understanding between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

      E. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

                           [SIGNATURE PAGE TO FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    EUROPEAN MICRO HOLDINGS, INC.
                                    By:_______________________________
                                         Name: John B. Gallagher
                                         Title:  Co-President

                                    MAY DAVIS GROUP, INC.

                                    By:   ________________________
                                          Name: Michael Jacobs
                                          Title:Managing Director

                                   SCHEDULE A

CLASS A WARRANTS

NAME                                AMOUNT

Mark Angelo                         113,000
Hunter Singer                       113,000
Joseph Donahue                      113,000
Robert Farrell                      113,000
Persia Consulting                    48,000


CLASS B WARRANTS

NAME                                AMOUNT

Mark Angelo                         113,000
Hunter Singer                       113,000
Joseph Donahue                      113,000
Robert Farrell                      113,000
Persia Consulting                    48,000

FRONT OF CARD
EUROPEAN MICRO HOLDINGS, INC.                                                   THIS PROXY IS SOLICITED ON BEHALF
6073 N.W. 167TH STREET, UNIT C-25                                               OF THE BOARD OF DIRECTORS.  THE BOARD OF
MIAMI, FLORIDA 33015                                                            DIRECTORS RECOMMENDS A VOTE FOR ALL
                                                                                DIRECTOR NOMINEES.


                                            PROXY             THE UNDERSIGNED HEREBY APPOINTS FRANK CRUZ AND JAY NASH
                                                              AS PROXIES, AND EACH OF THEM WITH FULL POWER OF SUBSTITUTION,
                                                              TO REPRESENT THE UNDERSIGNED AND TO VOTE ALL SHARES OF
                                                              COMMON STOCK OF EUROPEAN MICRO HOLDINGS, WHICH THE
                                                              UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT
                                                              AND VOTING AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                                              OCTOBER 23, 2000 OR ANY ADJOURNMENT UPON ALL MATTERS
                                                              COMING BEFORE THE MEETING.



1.  ELECTION OF DIRECTORS:     THE ELECTION OF TWO DIRECTORS, JOHN B. GALLAGHER AND HARRY D. SHIELDS, FOR A THREE YEAR
                               TERM TO EXPIRE IN 2003.

FOR ALL_____                                         WITHHOLD AUTHORITY_____                     FOR ALL, EXCEPT_____
nominees listed above.                               to vote For All nominees listed             to withhold authority to vote,
                                                     above.                                      mark "For All Except" and
                                                                                                 write the Nominee's name on
                                                                                                 the line below.

                                                                                                 ----------------------

2. ISSUANCE OF COMMON STOCK:            TO APPROVE THE ISSUANCE OF SHARES OF THE COMPANY'S COMMON STOCK PURSUANT
                                        TO AN EQUITY LINE OF CREDIT AGREEMENT DATED AS OF AUGUST 24, 2000, BETWEEN
                                        THE COMPANY AND SPINNERET FINANCIAL SYSTEM, LTD., AS WELL AS THE ISSUANCE OF
                                        SHARES OF THE COMPANY'S COMMON STOCK PURSUANT TO THE EXERCISE OF WARRANTS
                                        ISSUED IN CONNECTION WITH THE EQUITY LINE OF CREDIT AGREEMENT.

FOR_____                                             ABSTAIN_____
the issuance of common stock.                        to vote For the issuance
                                                     of common stock.


BACK OF CARD

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted for Proposal 1 and Proposal 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

DATED:                     , 2000
        -------------------            -----------------------------------------
                                               Signature

                                       -----------------------------------------
                                               Signature if held jointly

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.